                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       6
         TWELVE-MONTH DISTRIBUTION HISTORY       6
                       TOP FIVE INDUSTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                  PORTFOLIO OF INVESTMENTS      11
                      FINANCIAL STATEMENTS      22
             NOTES TO FINANCIAL STATEMENTS      28
         REPORT OF INDEPENDENT ACCOUNTANTS      39
     FUND OFFICERS AND IMPORTANT ADDRESSES      40
              RESULTS OF SHAREHOLDER VOTES      41

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    3.50%      2.65%      2.65%
-------------------------------------------------------------------------
One-year total return(2)                (1.42%)    (1.11%)      1.71%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 7.01%      7.04%      7.23%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                 9.17%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual
total return(2)                           7.52%      6.55%(3)    6.00%
-------------------------------------------------------------------------
Commencement date                      06/27/86   05/17/93   08/13/93
-------------------------------------------------------------------------
Distribution rate(4)                      9.43%      9.05%      9.06%
-------------------------------------------------------------------------
SEC Yield(5)                             10.50%     10.24%     10.24%
-------------------------------------------------------------------------

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC"). On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.
                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, the SEC Yield would have been 10.40%, 10.14%, and 10.14% for Classes A, B and C, respectively, and the total returns would have been lower.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

Investing in high-yield, lower-rated securities involves certain risks, which may include the potential for greater sensitivity to general economic downturns and greater market price volatility.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(March 31, 1990 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                                 CREDIT SUISSE FIRST BOSTON HIGH
                                                                      HIGH YIELD FUND                      YIELD INDEX
                                                                      ---------------            -------------------------------
3/90                                                                        9525                              10000
3/91                                                                        9998                              11389
3/92                                                                       12566                              14945
3/93                                                                       14756                              17239
3/94                                                                       16034                              18959
3/95                                                                       16320                              19869
3/96                                                                       18789                              22757
3/97                                                                       20894                              25411
3/98                                                                       23678                              29051
3/99                                                                       23241                              28834
3/00                                                                       24054                              28921

This chart compares your Fund's performance to that of the Credit Suisse First Boston High Yield Index over time.

This index is a broad-based, statistical composite that does not include any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of this index. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term debt investments)

As of March 31, 2000
[PIE CHART]

                                                                         AS OF MARCH 31, 2000
                                                                         --------------------
AAA/Aaa                                                                             0
AA/Aa                                                                               0
A/A                                                                               0.2
BBB/Baa                                                                           0.3
BB/Ba                                                                            13.2
B/B                                                                                74
CCC/Caa                                                                           4.6
CC/Ca                                                                             0.7
C/C                                                                               0.3
Non-Rated                                                                         6.7

As of March 31, 1999
[PIE CHART]

                                                                         AS OF MARCH 31, 1999
                                                                         --------------------
AAA/Aaa                                                                           0.2
AA/Aa                                                                             0.3
A/A                                                                                 1
BBB/Baa                                                                           6.9
BB/Ba                                                                            13.6
B/B                                                                                66
CCC/Caa                                                                           4.5
CC/Ca                                                                             0.3
C/C                                                                               0.0
Non-Rated                                                                         7.2

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.
TWELVE-MONTH DISTRIBUTION HISTORY

(for the period ended March 31, 2000)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
4/99                                                                             0.070
5/99                                                                             0.070
6/99                                                                             0.070
7/99                                                                             0.070
8/99                                                                             0.070
9/99                                                                             0.070
10/99                                                                            0.070
11/99                                                                            0.070
12/99                                                                            0.070
1/00                                                                             0.070
2/00                                                                             0.070
3/00                                                                             0.070

The distribution history represents past performance of the Fund's Class A shares and does not predict or guarantee the Fund's future distributions.

TOP FIVE INDUSTRIES

(as a percentage of long-term investments)
[BAR GRAPH]

                                                                       MARCH 31, 2000                     MARCH 31, 1999
                                                                       --------------                     --------------
Telecommunications                                                          26.8                               23.1
Foreign Bonds                                                               22.1                               22.8
Printing, Publishing & Broadcasting                                         10.2                               10.1
Beverage, Food & Tobacco                                                     4.6                                  4
Automobile                                                                   4.4                                5.1

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN HIGH YIELD FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE REPRESENTATIVES ARE LED BY ROBERT J. HICKEY, PORTFOLIO MANAGER, WHO HAS MANAGED THE FUND SINCE FEBRUARY 1998 AND WORKED IN THE INVESTMENT INDUSTRY SINCE 1988. HE IS JOINED BY PETER E. EHRET, PORTFOLIO COMANAGER, AND PETER W. HEGEL, CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE FISCAL YEAR ENDED MARCH 31, 2000.

Q   HOW WOULD YOU CHARACTERIZE THE
    ECONOMIC ENVIRONMENT IN WHICH THE FUND OPERATED DURING THE REPORTING PERIOD?

A   The U.S. economy continued to
grow at a robust pace, driven by relentless consumer spending and rising corporate expenditures. During the fourth quarter of 1999, the nation's total output of goods and services grew at the fastest rate in 16 years. In the view of the Federal Reserve Board, however, economic growth was too strong and threatened to ignite inflation. In June 1999, the Fed instituted the first in a series of interest-rate hikes that continued throughout the reporting period. Overall, the Fed raised short-term interest rates by a total of 25 basis points on five occasions. Because the impact of such rate increases is typically not felt for 12 to 18 months, there were only slight indications that an economic slowdown might be underway as the reporting period ended.

    Despite the rapid pace of economic activity and escalation of energy prices, core inflation remained relatively benign. However, the nation's solid economic health was not necessarily matched on the corporate level. The prevailing low-inflation environ-ment made it difficult for many businesses to raise prices, even as labor costs have crept upward. This lack of pricing power, in turn, pinched the earnings of some companies, especially commodity-based businesses or those with elevated debt loads.

Q   HOW DID THESE FACTORS AFFECT THE
    HIGH-YIELD/HIGH-RISK MARKET?

A   With the exception of the
telecommunications sector, high-yield/high-risk bonds did not benefit as much as one might expect given the strong domestic economy. In particular, companies in such "old economy" industries as mining, chemicals, and papers struggled to maintain profit margins due to diminished pricing power. The high-yield market also was negatively affected by a general imbalance between supply and demand. While new issuance in 1999 was extremely high, public demand for high-yield funds was relatively tepid. This lack of investor interest was not confined to the high-yield sector, however, as most sectors of the fixed-income market suffered redemptions in an environment of steep returns for the domestic equity market.

    In addition, default rates spiked upwards in 1999 to almost double the historical average. There were three major reasons for the increased default activity. First, commodity-based businesses suffered a severe drop in revenues as prices fell in delayed response to weak economic conditions in Asian emerging markets during the previous year. Second, changes in federal reimbursement for health-care services had a profoundly negative impact on the bottom lines of many nursing-home companies. Finally, a number of businesses defaulted as a result of poor business models. Default rates peaked in June 1999, and have since returned to more normal levels. We expect the current pace of defaults to continue during 2000.

Q   HOW DID YOU MANAGE THE FUND
    IN LIGHT OF THESE CONDITIONS?

A   We focused on acquiring securities
for the Fund that enjoyed a high degree of liquidity. This strategy was rewarded, thanks to the strong outperformance of larger issues, most of which were in the "new economy" sector of the market. Specifically, we increased the Fund's exposure to telecommunications companies in light of our optimistic outlook for the cellular phone industry.

    As the reporting period progressed, we also made selective purchases of energy, chemical, and paper companies that had withstood the difficult environment and appeared poised to benefit from a recovery in prices. As of the end of the reporting period, the Fund was overweighted in energy, media, telecommunications, and emerging markets. Meanwhile, we maintained underweighted positions in basic materials, capital goods manufacturers, and consumer cyclicals.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   For the 12-month period ended
March 31, 2000, the Fund posted a total return of 3.50 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Credit Suisse First Boston High Yield Index returned 0.30 percent for the same period. This broad-based, unmanaged index reflects the general performance of a wide range of selected bonds within the public high-yield debt market. Keep in mind that this index does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower its perform-ance. An investment cannot be made directly in an index. Of course, past performance is no guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    HIGH-YIELD/HIGH-RISK MARKET AND THE FUND IN THE COMING MONTHS?

A   Assuming that equilibrium
develops between supply and demand, we are optimistic about the outlook for the high-yield market. Based on historical relationships, yield spreads are very wide given the current level of defaults. Over time, we expect spreads to revert to more typical levels, a development that could be quite positive for high-yield/high-risk securities.

    We recognize, however, that the outlook for monetary policy and inflation is highly uncertain. The Fed has made it clear that it will do whatever is necessary to bring economic growth back to what it considers a sustainable level without igniting inflation. In this environment, we will continue to manage the Fund with an emphasis on highly liquid securities from the higher-quality sector of the high-yield/high-risk market.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

BOND: A debt security issued by a government or corporation that pays a bondholder a stated rate of interest and repays the principal at the maturity date.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices. Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

LIQUIDITY: The ease with which an investor can buy or sell a security at a reasonable price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

PORTFOLIO OF INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          DOMESTIC CORPORATE BONDS  72.4%
          AEROSPACE & DEFENSE  1.2%
$1,720    Compass Aerospace Corp., Ser B.........      10.125%  04/15/05   $    696,600
 4,500    Dyncorp (g)............................       9.500   03/01/07      3,577,500
                                                                           ------------
                                                                              4,274,100
                                                                           ------------
          AUTOMOBILE  4.3%
 5,360    Aetna Industries, Inc. ................      11.875   10/01/06      5,252,800
 1,125    Cambridge Industries, Inc., Ser B......      10.250   07/15/07        258,750
 2,000    Eagle Picher Industries, Inc. .........       9.375   03/01/08      1,705,000
 2,700    Oxford Automotive, Inc., Ser D.........      10.125   06/15/07      2,524,500
 1,200    Stanadyne Automotive Corp., Ser B......      10.250   12/15/07        978,000
 4,430    Talon Automotive Group, Inc., Ser B
          (g)....................................       9.625   05/01/08      2,037,800
 2,825    Venture Holdings, Inc. ................      12.000   06/01/09      2,274,125
                                                                           ------------
                                                                             15,030,975
                                                                           ------------
          BEVERAGE, FOOD & TOBACCO  4.5%
 2,000    Agrilink Foods, Inc. (g) ..............      11.875   11/01/08      1,850,000
 2,500    Chiquita Brands International, Inc. ...      10.000   06/15/09      1,925,000
 3,900    Fleming Cos., Inc., Ser B (g)..........      10.500   12/01/04      3,529,500
   500    Jitney Jungle Stores America,
          Inc. (e) (h) (k).......................      12.000   03/01/06        100,000
 2,000    Luiginos, Inc. ........................      10.000   02/01/06      1,670,000
 2,500    National Wine & Spirits, Inc. .........      10.125   01/15/09      2,375,000
 4,100    Pantry, Inc. (g).......................      10.250   10/15/07      3,649,000
 2,000    Pathmark Stores, Inc. .................      11.625   06/15/02        680,000
                                                                           ------------
                                                                             15,778,500
                                                                           ------------
          BUILDINGS & REAL ESTATE  2.9%
 1,650    American Plumbing & Mechanical.........      11.625   10/15/08      1,493,250
 1,800    Building One Services Corp. ...........      10.500   05/01/09      1,620,000
   750    Cemex International Capital, Inc. .....       9.660   11/29/49        755,625
 1,750    Home Interiors Gifts, Inc. ............      10.125   06/01/08      1,408,750
 2,750    Schuler Homes, Inc. ...................       9.000   04/15/08      2,310,000
 3,075    Webb (Del E.) Corp. ...................      10.250   02/15/10      2,567,625
                                                                           ------------
                                                                             10,155,250
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          CHEMICALS, PLASTICS & RUBBER  1.9%
$  600    Georgia Gulf Corp., 144A Private
          Placement (a)..........................      10.375%  11/01/07   $    600,000
 1,748    ISP Holdings, Inc. ....................       9.750   02/15/02      1,669,340
   185    ISP Holdings, Inc., Ser B..............       9.000   10/15/03        172,050
 1,800    Lyondell Chemical Co., Ser A...........       9.625   05/01/07      1,719,000
 1,000    Lyondell Chemical Co., Ser B...........       9.875   05/01/07        955,000
   900    Sovereign Specialty Chemicals, 144A
          Private Placement (a)..................      11.875   03/15/10        888,750
 1,000    United Industries Corp., Ser B.........       9.875   04/01/09        710,000
                                                                           ------------
                                                                              6,714,140
                                                                           ------------
          CONSUMER DURABLES  0.5%
 1,800    Sleepmaster LLC........................      11.000   05/15/09      1,791,000
                                                                           ------------

          CONSUMER SERVICES  0.5%
 1,800    Muzak, Inc. ...........................       9.875   03/15/09      1,714,500
                                                                           ------------

          DIVERSIFIED/CONGLOMERATE
          MANUFACTURING  1.3%
 4,600    Communications & Power Industries,
          Inc., Ser B (g)........................      12.000   08/01/05      3,634,000
   780    Intersil Corp. ........................      13.250   08/15/09        893,100
                                                                           ------------
                                                                              4,527,100
                                                                           ------------
          ELECTRONICS  0.3%
 1,950    DecisionOne Corp. (e)..................       9.750   08/01/07          9,750
 3,100    DecisionOne Corp. (Including 3,100
          common stock warrants) (b) (e).........    0/11.500   08/01/08            620
 2,000    Radio Unica Corp. (b) (g)..............    0/11.750   08/01/06      1,225,000
                                                                           ------------
                                                                              1,235,370
                                                                           ------------
          ENERGY  1.8%
 2,310    Cheasapeake Energy Corp., Ser B........       9.625   05/01/05      2,159,850
 3,190    Houston Exploration Co., Ser B.........       8.625   01/01/08      2,918,850
 2,200    Universal Compression
          Holdings, Inc. (b) (g).................     0/9.875   02/15/08      1,320,000
                                                                           ------------
                                                                              6,398,700
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          FINANCE  2.7%
$3,300    Americo Life, Inc., 144A Private
          Placement (a) (g)......................       9.250%  06/01/05   $  3,283,500
 2,000    DLJ Secured Loan Trust, 144A Private
          Placement (a)..........................      10.125   07/07/07      2,000,000
 2,000    Madison River Capital, 144A Private
          Placement (a)..........................      13.250   03/01/10      1,930,000
 2,425    Port Arthur Finance Corp., Ser A, 144A
          Private Placement (a)..................      12.500   01/15/09      2,285,562
                                                                           ------------
                                                                              9,499,062
                                                                           ------------
          HEALTHCARE  3.5%
 3,000    Hudson Respiratory Care, Inc. (g)......       9.125   04/15/08      2,355,000
 1,075    Iasis Healthcare Corp., 144A Private
          Placement (a)..........................      13.000   10/15/09      1,072,312
 2,500    King Pharmaceuticals, Inc. ............      10.750   02/15/09      2,462,500
 2,000    Mediq, Inc. ...........................      11.000   06/01/08        220,000
 4,000    Oxford Health Plans, Inc. .............      11.000   05/15/05      3,980,000
 1,800    Tenet Healthcare Corp. ................       8.125   12/01/08      1,656,000
   545    Triad Hospitals........................      11.000   05/15/09        550,450
                                                                           ------------
                                                                             12,296,262
                                                                           ------------
          HOTEL, MOTEL, INNS & GAMING  2.4%
 1,110    Argosy Gaming Co. .....................      10.750   06/01/09      1,134,975
 2,000    Hollywood Casino Corp. ................      11.250   05/01/07      2,025,000
   780    Hollywood Casino Shreveport, 144A
          Private Placement (a)..................      13.000   08/01/06        842,400
 1,700    Horseshoe Gaming LLC...................       8.625   05/15/09      1,559,750
 2,225    Isle of Capri Casinos, Inc. ...........       8.750   04/15/09      1,941,312
 1,085    Majestic Star Casino LLC...............      10.875   07/01/06      1,022,613
                                                                           ------------
                                                                              8,526,050
                                                                           ------------
          LEISURE  1.1%
 3,000    Booth Creek Ski Holdings, Inc., Ser B
          (g)....................................      12.500   03/15/07      2,175,000
 2,000    Premier Parks, Inc. ...................       9.250   04/01/06      1,865,000
                                                                           ------------
                                                                              4,040,000
                                                                           ------------
          MACHINERY  0.3%
 1,300    Terex Corp., Ser D.....................       8.875   04/01/08      1,157,000
                                                                           ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          MINING, STEEL, IRON & NON-PRECIOUS
          METAL  1.4%
$1,000    GS Technologies Operating, Inc. .......      12.000%  09/01/04   $    550,000
 2,000    Pen Holdings, Inc., Ser B..............       9.875   06/15/08      1,710,000
 1,950    Renco Steel Holdings, Inc. ............      10.875   02/01/05      1,745,250
   725    Republic Technologies International,
          Inc. ..................................      13.750   07/15/09        188,500
 3,550    Republic Technologies International,
          Inc., 144A Private Placement (a).......      13.750   07/15/09        923,000
                                                                           ------------
                                                                              5,116,750
                                                                           ------------
          OIL & GAS  4.0%
 1,915    Frontier Oil Corp. ....................      11.750   11/15/09      1,809,675
 1,150    Giant Industries, Inc. ................       9.750   11/15/03      1,112,625
 2,735    Giant Industries, Inc. (g).............       9.000   09/01/07      2,461,500
 1,500    Hydrochem Industrial Services, Inc.,
          Ser B..................................      10.375   08/01/07      1,162,500
 1,835    KCS Energy, Inc. (e) (k) ..............      11.000   01/15/03      1,513,875
 3,700    National Energy Group, Inc.,
          Ser D (e) (g) (k)......................      10.750   11/01/06      1,933,250
 2,000    Pride International, Inc. .............      10.000   06/01/09      1,970,000
 2,000    Triton Energy Ltd. ....................       8.750   04/15/02      2,010,000
                                                                           ------------
                                                                             13,973,425
                                                                           ------------
          PRINTING, PUBLISHING &
          BROADCASTING  9.9%
 3,000    @Entertainment, Inc., Ser B (b)........    0/14.500   02/01/09      1,815,000
 1,500    Cadmus Communications Corp. ...........       9.750   06/01/09      1,447,500
 3,000    Capstar Broadcasting Partners (g)......       9.250   07/01/07      3,075,000
 3,750    Capstar Broadcasting Partners..........      12.750   02/01/09      3,375,000
 3,350    Century Communications Corp. (g).......       8.875   01/15/07      3,115,500
   600    Classic Cable, Inc. ...................       9.375   08/01/09        561,000
   715    Classic Cable, Inc., 144A Private
          Placement (a)..........................      10.500   03/01/10        711,425
 2,100    Coaxial Commerce Central Ohio, Inc. ...      10.000   08/15/06      2,037,000
 2,600    CSC Holdings, Inc. ....................      10.500   05/15/16      2,899,000
 1,600    Gray Communications Systems, Inc.
          (g)....................................      10.625   10/01/06      1,596,000
 2,450    International Cabletel, Inc. (b).......    0/12.750   04/15/05      2,486,750
 2,750    International Cabletel, Inc. (b).......    0/11.500   02/01/06      2,557,500
 1,970    James Cable Partners LP, Ser B.........      10.750   08/15/04      1,970,000
 1,850    Northland Cable Television, Inc. (g)...      10.250   11/15/07      1,766,750

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          PRINTING, PUBLISHING & BROADCASTING (CONTINUED)
$2,550    Pegasus Communications Corp., Ser B
          (g)....................................       9.625%  10/15/05   $  2,473,500
 2,000    Premier Graphics, Inc. ................      11.500   12/01/05        910,000
 2,000    Young Broadcasting, Inc. ..............      11.750   11/15/04      2,030,000
                                                                           ------------
                                                                             34,826,925
                                                                           ------------
          PRODUCER MANUFACTURING  0.5%
 1,265    Anvil Knitwear, Inc. ..................      10.875   03/15/07      1,012,000
 1,060    Numatics, Inc., Ser B .................       9.625   04/01/08        848,000
                                                                           ------------
                                                                              1,860,000
                                                                           ------------
          RETAIL  1.4%
 1,250    Big 5 Corp., Ser B (g).................      10.875   11/15/07      1,181,250
 1,800    Community Distributors, Inc., Ser B
          (g)....................................      10.250   10/15/04      1,449,000
 1,750    Hosiery Corp. of America, Inc. (e).....      13.750   08/01/02      1,828,750
   480    Musicland Group, Inc. .................       9.000   06/15/03        424,800
                                                                           ------------
                                                                              4,883,800
                                                                           ------------
          TELECOMMUNICATIONS  23.5%
 2,560    Airgate PCS, Inc. (b)..................    0/13.500   10/01/09      1,395,200
 1,940    Alamosa Holdings, Inc. (b).............    0/12.875   02/15/10        999,100
 2,000    AMSC Acquisition, Inc. ................      12.250   04/01/08      1,580,000
 3,800    Centennial Cellular Operating Co. .....      10.750   12/15/08      3,781,000
 4,000    Charter Communications Holdings, 144A
          Private Placement (a) (b)..............    0/11.750   01/15/10      2,200,000
   750    Charter Communications Holdings, 144A
          Private Placement (a)..................      10.000   04/01/09        725,625
 1,100    Citadel Broadcasting Co. ..............       9.250   11/15/08      1,039,500
 1,000    Crown Castle International Corp. (b)...    0/10.625   11/15/07        695,000
 1,000    Crown Castle International Corp. ......       9.500   08/01/11        930,000
 2,600    E Spire Communications, Inc. (b).......    0/13.000   11/01/05      1,560,000
 2,000    Fairchild Semiconductor Corp. .........      10.375   10/01/07      1,980,000
 1,050    Global Telesystems Europe (EUR) (i)....      11.000   12/01/09        975,265
 4,380    GST Network Funding, Inc. (b)..........    0/10.500   05/01/08      1,905,300
 3,250    ICG Holdings, Inc. (b).................    0/13.500   09/15/05      3,079,375
 1,350    Intermedia Communications of Florida,
          Inc., Ser B............................      13.500   06/01/05      1,522,125
 6,800    Intermedia Communications, Inc. (b)....    0/12.500   03/01/09      4,114,000
 1,350    Intermedia Communications, Inc. (b)....    0/11.250   07/15/07      1,053,000
 3,700    KMC Telecommunications Holdings, Inc.
          (b)....................................    0/12.500   02/15/08      2,090,500
 2,100    Level 3 Communications, Inc., 144A
          Private Placement (a) (b)..............    0/12.875   03/15/10      1,044,750
 1,000    Metromedia Fiber Network, Inc. (EUR)
          (i)....................................      10.000   12/15/09        943,187

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          TELECOMMUNICATIONS (CONTINUED)
$1,485    Metromedia Fiber Network, Inc. ........      10.000%  12/15/09   $  1,414,462
   250    MGC Communications, Inc., Ser B........      13.000   10/01/04        253,750
 2,000    MJD Communications, Inc. ..............       9.500   05/01/08      1,910,000
 2,250    Nextel Communications, Inc. (b)........    0/10.650   09/15/07      1,639,687
 1,450    Nextel Communications, Inc. ...........       9.375   11/15/09      1,319,500
 1,800    Nextlink Communications, Inc., 144A
          Private Placement (a) (b)..............    0/12.125   12/01/09        936,000
 2,850    Nextlink Communications, Inc., 144A
          Private Placement (a)..................      10.500   12/01/09      2,707,500
 2,000    NTL Communications Corp., Ser B........      11.500   10/01/08      2,060,000
 1,000    NTL, Inc. (GBP) (i)....................       9.500   04/01/08      1,432,891
 1,000    NTL, Inc., Ser B (b)...................     0/9.750   04/01/08        642,500
 1,000    Park N View, Inc., Ser B...............      13.000   05/15/08        610,000
 3,030    Pinnacle Holdings, Inc. (b) (g)........    0/10.000   03/15/08      1,961,925
 2,000    Price Communications Wireless, Inc. ...      11.750   07/15/07      2,155,000
   570    Primus Telecommunications Group........      11.250   01/15/09        521,550
   750    PSINet, Inc. (EUR) (i).................      10.500   12/01/06        703,799
 2,315    PSINet, Inc. ..........................      11.500   11/01/08      2,303,425
 1,930    PSINet, Inc., Ser B....................      10.000   02/15/05      1,814,200
 2,500    RSL Communications (b).................    0/10.125   03/01/08      1,375,000
 3,750    SBA Communications Corp. (b)...........    0/12.000   03/01/08      2,456,250
 3,500    Splitrock Services, Inc., Ser B........      11.750   07/15/08      3,727,500
 3,000    Startec Global Communications..........      12.000   05/15/08      2,475,000
 2,000    Telecommunications Techniques (g)......       9.750   05/15/08      1,835,000
 2,200    Telecorp PCS, Inc. (b).................    0/11.625   04/15/09      1,364,000
 3,150    Triton Communications, Inc. (b)........    0/11.000   05/01/08      2,142,000
 3,520    United International Holdings, Inc. (b)
          (g)....................................    0/10.750   02/15/08      2,428,800
   530    US Unwired, Inc., 144A Private
          Placement (a) (b)......................    0/13.375   11/01/09        283,550
   540    Verio, Inc. ...........................      13.500   06/15/04        579,150
 1,420    Verio, Inc. (g)........................      10.375   04/01/05      1,363,200
 2,160    Viatel, Inc. (b).......................    0/12.500   04/15/08      1,236,600
 2,000    Viatel, Inc. ..........................      11.500   03/15/09      1,895,949
 1,000    Williams Communications Group, Inc. ...      10.700   10/01/07      1,002,500
 1,500    Winstar Communications, Inc., 144A
          Private Placement (a) (b) (f)..........    0/14.750   04/15/10        720,000
                                                                           ------------
                                                                             82,883,615
                                                                           ------------
          TECHNOLOGY  0.3%
 1,025    Globix Corp., 144A Private Placement
          (a)....................................      12.500   02/01/10        963,500
                                                                           ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
AMOUNT                                                                        MARKET
 (000)                  DESCRIPTION                 COUPON      MATURITY      VALUE
          TEXTILES  0.4%
$3,000    Globe Manufacturing Corp. .............      10.000%  08/01/08   $  1,050,000
   640    Scovill Fasteners, Inc., Ser B.........      11.250   11/30/07        288,000
                                                                           ------------
                                                                              1,338,000
                                                                           ------------
          TRANSPORTATION  1.8%
 1,750    Atlas Air, Inc. .......................       9.375   11/15/06      1,636,250
 1,125    Atlas Air, Inc. .......................       9.250   04/15/08      1,040,625
 1,000    Avis Rent A Car, Inc. .................      11.000   05/01/09        995,000
 3,795    Greyhound Lines, Inc., Ser B...........      11.500   04/15/07      2,865,225
                                                                           ------------
                                                                              6,537,100
                                                                           ------------
TOTAL DOMESTIC CORPORATE BONDS  72.4%...................................    255,521,124
                                                                           ------------
  PAR
 AMOUNT
IN LOCAL
CURRENCY                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON      MATURITY      VALUE
           FOREIGN BONDS AND DEBT
           SECURITIES  21.4%
           ARGENTINA  0.4%
  2,000    CTI Holdings SA (US$) (b)..............    0/11.500   04/15/08      1,315,000
                                                                            ------------

           BERMUDA  1.4%
  4,000    Global Crossing Holdings Limited (US$),
           144A Private Placement (a).............       9.125   11/15/06      3,850,000
  1,100    Globenet Communications Group (US$)....      13.000   07/15/07      1,083,500
                                                                            ------------
                                                                               4,933,500
                                                                            ------------
           BRAZIL  1.4%
  2,426    Federal Republic of Brazil (US$).......       8.000   04/15/14      1,819,815
  1,000    Globo Communicacoes Participacoe
           (US$)..................................      10.625   12/05/08        872,500
    400    Globo Communicacoes Participacoe (US$),
           144A Private Placement (a).............      10.625   12/05/08        349,000
    500    Multicanal Participacoes (US$).........      12.625   06/18/04        520,000
  1,200    Multicanal Participacoes, Ser B
           (US$)..................................      12.625   06/18/04      1,248,000
                                                                            ------------
                                                                               4,809,315
                                                                            ------------
           CANADA  4.2%
  2,000    Clearnet Communications, Inc. (US$)
           (b)....................................    0/14.750   12/15/05      2,005,000
  1,240    Doman Industries Ltd (US$).............      12.000   07/01/04      1,289,600
  4,035    GT Group Telecom, Inc. (US$), 144A
           Private Placement (a) (b)..............    0/13.250   02/01/10      2,219,250

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
 AMOUNT
IN LOCAL
CURRENCY                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON      MATURITY      VALUE
           CANADA (CONTINUED)
    910    Hurricane Hydrocarbons Ltd. (US$), 144A
           Private Placement (a) (b) (e).......... 11.75/16.00%  11/01/04   $    796,250
    450    Intrawest Corp. (US$), 144A Private
           Placement (a)..........................      10.500   02/01/10        434,250
  3,300    Microcell Telecommunications, Ser B
           (US$) (b)..............................    0/14.000   06/01/06      2,953,500
  1,425    Pacifica Papers, Inc. (US$)............      10.000   03/15/09      1,396,500
    825    Repap New Brunswick, Inc. (US$)........       9.000   06/01/04        779,625
  2,750    Worldwide Fiber, Inc. (US$)............      12.000   08/01/09      2,880,625
                                                                            ------------
                                                                              14,754,600
                                                                            ------------
           CHILE  0.1%
  1,855    Empresa Electrica Delaware Norte SA
           (US$), 144A Private Placement (a)
           (c)....................................       7.750   03/15/06        519,400
                                                                            ------------
           COLOMBIA  0.9%
    750    Republic of Colombia (Var. Rate Coupon)
           (DEM)..................................       4.890   11/21/01        358,011
  2,500    Republic of Colombia (US$).............       9.750   04/23/09      2,331,250
    500    Republic of Colombia (US$).............       9.750   04/23/09        465,000
                                                                            ------------
                                                                               3,154,261
                                                                            ------------
           FRANCE  0.4%
  1,200    Go Outdoor Systems Holdings SA (EUR)...      10.500   07/15/09      1,332,909
                                                                            ------------

           HUNGARY  0.2%
216,650    Hungary Government (HUF)...............      16.000   11/24/00        830,353
                                                                            ------------

           KOREA  0.3%
  1,000    Korea Electric Power Corp. (US$).......       7.000   02/01/27        915,000
                                                                            ------------

           LUXEMBOURG  1.0%
  4,000    Millicom International Cellular SA
           (US$) (b) (g)..........................    0/13.500   06/01/06      3,390,000
                                                                            ------------

           MEXICO  1.4%
  1,000    Gruma SA (US$).........................       7.625   10/15/07        900,000
  4,850    Satelites Mexicanos SA (US$), 144A
           Private Placement (a)..................      10.125   11/01/04      4,098,250
    125    United Mexican States (US$)............       9.875   02/01/10        132,250
                                                                            ------------
                                                                               5,130,500
                                                                            ------------

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

  PAR
 AMOUNT
IN LOCAL
CURRENCY                                                                       MARKET
 (000)                   DESCRIPTION                 COUPON      MATURITY      VALUE
           MOROCCO  0.5%
  2,036    Morocco Trust A Loan (US$) (c).........       6.844%  01/01/09      1,837,884
                                                                            ------------

           NETHERLANDS  2.7%
  2,000    Global Telesystems Europe (EUR)........      10.500   12/01/06      1,862,435
  1,800    Kappa Beheer BV (EUR) (b)..............    0/12.500   07/15/09      1,120,333
    715    Kappa Beheer BV (EUR)..................      10.625   07/15/09        718,881
    650    United Pan Europe Commerce NV (US$),
           144A Private Placement (a) (b).........    0/13.750   02/01/10        325,000
  4,030    United Pan Europe Communication (US$)
           (b)....................................    0/12.500   08/01/09      2,055,300
  1,665    United Pan Europe Communication (US$)..      10.875   08/01/09      1,556,775
  2,140    United Pan Europe Communication (US$),
           Ser B, 144A Private Placement (a)......      11.250   02/01/10      2,054,400
                                                                            ------------
                                                                               9,693,124
                                                                            ------------
           PHILIPPINES  0.3%
  1,150    Philippine Long Distance Telephone
           (US$)..................................      10.500   04/15/09      1,132,405
                                                                            ------------

           POLAND  0.8%
  3,000    Netia Holdings, Inc., Ser B (US$)......      10.250   11/01/07      2,670,000
                                                                            ------------

           RUSSIA  2.1%
 22,750    Russia Principal Loans--Vnesh (US$) (d)
           (e) (k)................................       6.906   12/15/20      6,583,281
    362    Russian--IAN (US$) (k).................       6.906   12/15/15        107,704
  3,000    Vnesheconombank (US$) (e) (k)..........       6.906   12/15/15        892,500
                                                                            ------------
                                                                               7,583,485
                                                                            ------------
           UNITED KINGDOM  3.1%
  2,750    Cenargo International PLC (US$)........       9.750   06/15/08      2,406,250
  3,450    Diamond Cable Commerce PLC (US$) (b)
           (g)....................................    0/10.750   02/15/07      2,708,250
  1,400    Espirit Telecom Group PLC (US$)........      11.500   12/15/07      1,253,000
  1,250    Espirit Telecom Group PLC (US$)........      10.875   06/15/08      1,093,750
  2,000    Filtronic PLC (GBP)....................      10.000   12/01/05      1,930,000
  1,600    Jazztel PLC (EUR)......................      13.250   12/15/09      1,562,721
                                                                            ------------
                                                                              10,953,971
                                                                            ------------

See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

                                                                              MARKET
                   DESCRIPTION                                                VALUE
          VENEZUELA  0.2%
 1,000    Republic of Venezuela (US$) (j)........       6.750%  03/31/20        710,000
                                                                           ------------

TOTAL FOREIGN BONDS AND DEBT SECURITIES  21.4%..........................     75,665,707
                                                                           ------------

EQUITIES  3.0%
Airgate PCS, Inc. (2,560 common stock warrants) (e).....................        486,400
American Mobile Satellite Corp., (2,000 common stock warrants)
 144A Private Placement (a) (e).........................................        240,000
Anvil Holdings, Inc. (67,160 preferred shares) (d)......................        638,020
Crown Castle International Corp. (2,341 preferred shares) (d)...........      2,329,783
Dobson Communications Corp. (1,982 preferred shares) (d)................      2,130,650
Firstworld Communications, Inc., (2,525 common stock warrants)
 144A Private Placement (a) (e).........................................        441,875
Hosiery Corp. of America, Inc., (1,000 common shares)...................         40,500
Intermedia Communications, Inc. (13,797 common shares) (e)..............        666,568
Intersil Holding Corp., (1,200 common stock warrants) 144A Private
 Placement (a) (e)......................................................      1,068,000
KMC Telecommunications Holdings, Inc., (3,235 common stock warrants),
 144A Private Placement (a) (e).........................................         64,700
McLeodUSA, Inc. (9,959 common shares) (e)...............................        844,630
NTL, Inc., (5,178 common stock warrants)
 144A Private Placement (a) (e).........................................        626,538
Park N View, Inc., (1,000 common stock warrants) 144A Private
 Placement (a) (e)......................................................            250
Price Communications Corp. (35,572 common shares) (e)...................        818,156
Republic Technologies International, Inc., (4,275 common stock warrants)
 144A Private Placement (a) (e).........................................             43
Star Gas Partners LP (440 common shares)................................          5,995
Startec Global Communications (3,000 common stock warrants) (e).........         55,500
                                                                           ------------

TOTAL EQUITIES..........................................................     10,457,608
                                                                           ------------

TOTAL INVESTMENTS 96.8%
  (Cost $379,289,160)...................................................    341,644,439

FOREIGN CURRENCY (GBP)  0.0%
  (Cost $10,673)........................................................         10,364

OTHER ASSETS IN EXCESS OF LIABILITIES 3.2%..............................     11,125,068
                                                                           ------------

NET ASSETS  100.0%......................................................   $352,779,871
                                                                           ============

                                               See Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

March 31, 2000

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(b) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(c) Security is a bank loan participation.

(d) Payment-in-kind security.

(e) Non-income producing security.

(f) Securities purchased on a when issued or delayed delivery basis.

(g) Assets segregated as collateral for open forward commitments or when issued or delayed delivery purchase commitments.

(h) This borrower has filed for protection in federal bankruptcy court.

(i) This security is a United States company denominated in a foreign currency.

(j) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(k) Security is in default.

DEM--German Mark
EUR--Eurodollar
GBP--British Pound
HUF--Hungarian Forint
US$--United States Dollar

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $379,289,160).......................  $341,644,439
Foreign Currency (Cost $10,673).............................        10,364
Receivables:
  Interest..................................................     9,290,679
  Investments Sold..........................................     8,542,525
  Fund Shares Sold..........................................       529,092
Other.......................................................        24,011
                                                              ------------
    Total Assets............................................   360,041,110
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     2,620,165
  Income Distributions......................................     1,369,609
  Custodian Bank............................................     1,180,853
  Fund Shares Repurchased...................................     1,178,413
  Distributor and Affiliates................................       273,052
  Investment Advisory Fee...................................       206,603
Trustees' Deferred Compensation and Retirement Plans........       211,266
Accrued Expenses............................................       206,498
Forward Currency Contracts..................................        14,780
                                                              ------------
    Total Liabilities.......................................     7,261,239
                                                              ------------
NET ASSETS..................................................  $352,779,871
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $429,409,451
Accumulated Distributions in Excess of Net Investment
  Income....................................................    (1,446,206)
Accumulated Net Realized Loss...............................   (37,522,675)
Net Unrealized Depreciation.................................   (37,660,699)
                                                              ------------
NET ASSETS..................................................  $352,779,871
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $230,583,027 and 27,184,146 shares of
    beneficial interest issued and outstanding).............  $       8.48
    Maximum sales charge (4.75%* of offering price).........           .42
                                                              ------------
    Maximum offering price to public........................  $       8.90
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $109,213,909 and 12,870,818 shares of
    beneficial interest issued and outstanding).............  $       8.49
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,982,935 and 1,531,987 shares of
    beneficial interest issued and outstanding).............  $       8.47
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2000

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $3,938).......  $ 42,182,192
Dividends...................................................       475,874
Other.......................................................       842,458
                                                              ------------
    Total Income............................................    43,500,524
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     2,944,704
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $608,941, $1,233,272, and $134,425,
  respectively).............................................     1,976,638
Shareholder Services........................................       532,762
Custody.....................................................       132,179
Trustees' Fees and Related Expenses.........................        79,640
Legal.......................................................        35,310
Other.......................................................       311,012
                                                              ------------
    Total Expenses..........................................     6,012,245
    Less:
      Investment Advisory Fee Reduction.....................       392,628
      Credits Earned on Cash Balances.......................        23,050
                                                              ------------
    Net Expenses............................................     5,596,567
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 37,903,957
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (8,436,882)
  Options...................................................       (33,668)
  Futures...................................................      (861,920)
  Forwards..................................................       185,778
  Foreign Currency Transactions.............................    (1,337,034)
                                                              ------------
Net Realized Loss...........................................   (10,483,726)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (22,324,238)
                                                              ------------
  End of the Period:
    Investments.............................................   (37,644,721)
    Forwards................................................       (14,780)
    Foreign Currency Translation............................        (1,198)
                                                              ------------
                                                               (37,660,699)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (15,336,461)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(25,820,187)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 12,083,770
                                                              ============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2000, the Nine Months Ended March 31, 1999 and the Year Ended June 30, 1998

                                              YEAR         NINE MONTHS        YEAR
                                              ENDED           ENDED           ENDED
                                            MARCH 31,       MARCH 31,       JUNE 30,
                                              2000            1999            1998
                                          ---------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................  $  37,903,957   $  26,991,960   $  36,727,184
Net Realized Gain/Loss..................    (10,483,726)    (11,821,088)     10,238,004
Net Unrealized Depreciation During
  the Period............................    (15,336,461)    (25,290,256)     (8,832,338)
                                          -------------   -------------   -------------
Change in Net Assets from Operations....     12,083,770     (10,119,384)     38,132,850
                                          -------------   -------------   -------------
Distributions from Net Investment
  Income................................    (36,085,784)    (26,991,960)    (36,588,695)
Distributions in Excess of Net
  Investment Income.....................            -0-        (161,827)            -0-
                                          -------------   -------------   -------------
Distributions from and in Excess of Net
  Investment Income*....................    (36,085,784)    (27,153,787)    (36,588,695)
Return of Capital Distribution*.........       (471,642)       (586,214)            -0-
                                          -------------   -------------   -------------
Total Distributions.....................    (36,557,426)    (27,740,001)    (36,588,695)
                                          -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES............................    (24,473,656)    (37,859,385)      1,544,155
                                          -------------   -------------   -------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............     95,859,095     127,864,335     141,976,974
Net Asset Value of Shares Issued Through
  Dividend Reinvestment.................     17,763,113      11,396,598      14,616,655
Cost of Shares Repurchased..............   (164,331,736)   (110,498,564)   (145,829,346)
                                          -------------   -------------   -------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS..........................    (50,709,528)     28,762,369      10,764,283
                                          -------------   -------------   -------------
TOTAL INCREASE/DECREASE IN NET ASSETS...    (75,183,184)     (9,097,016)     12,308,438
NET ASSETS:
Beginning of the Period.................    427,963,055     437,060,071     424,751,633
                                          -------------   -------------   -------------
End of the Period (Including accumulated
  distributions in excess of net
  investment income of $1,446,206,
  $1,847,204, and $1,685,377,
  respectively).........................  $ 352,779,871   $ 427,963,055   $ 437,060,071
                                          =============   =============   =============
* Distributions by Class
----------------------------------------
Distributions from and in Excess of Net
  Investment Income:
  Class A Shares........................  $ (24,250,603)  $ (18,127,647)  $ (24,757,453)
  Class B Shares........................    (10,671,518)     (8,272,046)    (11,057,055)
  Class C Shares........................     (1,163,663)       (754,094)       (774,187)
                                          -------------   -------------   -------------
                                          $ (36,085,784)  $ (27,153,787)  $ (36,588,695)
                                          -------------   -------------   -------------
Return of Capital Distribution:
  Class A Shares........................  $    (314,838)  $    (391,352)  $         -0-
  Class B Shares........................       (141,491)       (178,582)            -0-
  Class C Shares........................        (15,313)        (16,280)            -0-
                                          -------------   -------------   -------------
                                          $    (471,642)  $    (586,214)  $         -0-
                                          =============   =============   =============

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                   YEAR      NINE MONTHS
                                   ENDED        ENDED             YEAR ENDED JUNE 30
         CLASS A SHARES          MARCH 31,    MARCH 31,    ---------------------------------
                                   2000         1999        1998     1997     1996     1995
                                 -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $9.034       $9.893      $9.854   $9.493   $9.398   $9.643
                                  ------       ------      ------   ------   ------   ------
  Net Investment Income.........    .848         .619        .857     .857     .878     .844
  Net Realized and Unrealized
    Gain/Loss...................   (.560)       (.848)       .037     .384     .147    (.099)
                                  ------       ------      ------   ------   ------   ------
Total from Investment
  Operations....................    .288        (.229)       .894    1.241    1.025     .745
                                  ------       ------      ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income......................    .828         .617        .855     .865     .880     .815
  Return of Capital
    Distribution................    .012         .013         -0-     .015     .050     .175
                                  ------       ------      ------   ------   ------   ------
Total Distributions.............    .840         .630        .855     .880     .930     .990
                                  ------       ------      ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $8.482       $9.034      $9.893   $9.854   $9.493   $9.398
                                  ======       ======      ======   ======   ======   ======

Total Return* (a)...............   3.50%       (2.13%)**    9.36%   13.60%   11.26%    8.50%
Net Assets at End of the Period
  (In millions).................  $230.6       $277.9      $280.6   $288.0   $271.1   $253.3
Ratio of Expenses to Average Net
  Assets *......................   1.15%        1.17%       1.14%    1.17%    1.31%    1.31%
Ratio of Net Investment Income
  to Average Net Assets *.......   9.96%        8.98%       8.61%    8.83%    9.16%    9.13%
Portfolio Turnover..............    109%         104%**      154%     125%     102%     152%
* If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net
  Assets........................   1.25%        1.27%       1.24%    1.26%    1.31%      N/A
Ratio of Net Investment Income
  to Average Net Assets.........   9.86%        8.88%       8.51%    8.73%    9.15%      N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

N/A -- Not applicable.

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  YEAR      NINE MONTHS
                                  ENDED        ENDED             YEAR ENDED JUNE 30,
        CLASS B SHARES          MARCH 31,    MARCH 31,    ---------------------------------
                                  2000         1999        1998     1997     1996     1995
                                -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $9.032       $9.890      $9.855   $9.497   $9.398   $9.638
                                 ------       ------      ------   ------   ------   ------
  Net Investment Income........    .803         .560        .782     .777     .797     .788
  Net Realized and Unrealized
    Gain/Loss..................   (.582)       (.842)       .036     .389     .160    (.115)
                                 ------       ------      ------   ------   ------   ------
Total from Investment
  Operations...................    .221        (.282)       .818    1.166     .957     .673
                                 ------       ------      ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................    .757         .564        .783     .794     .812     .751
  Return of Capital
    Distribution...............    .011         .012         -0-     .014     .046     .162
                                 ------       ------      ------   ------   ------   ------
Total Distributions............    .768         .576        .783     .808     .858     .913
                                 ------       ------      ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $8.485       $9.032      $9.890   $9.855   $9.497   $9.398
                                 ======       ======      ======   ======   ======   ======

Total Return* (a)..............   2.65%       (2.71%)**    8.58%   12.64%   10.55%    7.61%
Net Assets at End of the Period
  (In millions)................  $109.2       $135.4      $145.0   $128.7   $ 97.1   $ 55.9
Ratio of Expenses to Average
  Net Assets*..................   1.93%        1.93%       1.91%    1.93%    2.07%    2.04%
Ratio of Net Investment Income
  to Average Net Assets*.......   9.17%        8.19%       7.84%    8.03%    8.39%    8.35%
Portfolio Turnover.............    109%         104%**      154%     125%     102%     152%
* If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   2.03%        2.03%       2.01%    2.02%    2.07%      N/A
Ratio of Net Investment Income
  to Average Net Assets........   9.07%        8.09%       7.74%    7.94%    8.38%      N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

N/A -- Not applicable.

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  YEAR      NINE MONTHS
                                  ENDED        ENDED             YEAR ENDED JUNE 30,
        CLASS C SHARES          MARCH 31,    MARCH 31,    ---------------------------------
                                  2000         1999        1998     1997     1996     1995
                                -----------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  PERIOD.......................  $9.023       $9.884      $9.851   $9.495   $9.396   $9.643
                                 ------       ------      ------   ------   ------   ------
  Net Investment Income........    .795         .562        .780     .780     .828     .745
  Net Realized and Unrealized
    Gain/Loss..................   (.576)       (.847)       .036     .384     .129    (.079)
                                 ------       ------      ------   ------   ------   ------
Total from Investment
  Operations...................    .219        (.285)       .816    1.164     .957     .666
                                 ------       ------      ------   ------   ------   ------
Less:
  Distributions from and in
    Excess of Net Investment
    Income.....................    .757         .564        .783     .794     .812     .751
  Return of Capital
    Distribution...............    .011         .012         -0-     .014     .046     .162
                                 ------       ------      ------   ------   ------   ------
Total Distributions............    .768         .576        .783     .808     .858     .913
                                 ------       ------      ------   ------   ------   ------
NET ASSET VALUE, END OF
  PERIOD.......................  $8.474       $9.023      $9.884   $9.851   $9.495   $9.396
                                 ======       ======      ======   ======   ======   ======

Total Return* (a)..............   2.65%       (2.71%)**    8.47%   12.65%   10.55%    7.61%
Net Assets at End of Period (In
  millions)....................  $ 13.0       $ 14.7      $ 11.5   $  8.1   $  7.0   $  2.0
Ratio of Expenses to Average
  Net Assets*..................   1.93%        1.93%       1.91%    1.93%    2.06%    2.12%
Ratio of Net Investment Income
  to Average Net Assets*.......   9.17%        8.25%       7.83%    8.08%    8.38%    8.13%
Portfolio Turnover.............    109%         104%**      154%     125%     102%     152%
* If certain expenses had not been waived or reimbursed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets...................   2.03%        2.03%       2.01%    2.03%    2.07%      N/A
Ratio of Net Investment Income
  to Average Net Assets........   9.07%        8.15%       7.73%    7.99%    8.38%      N/A

** Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A -- Not applicable.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Yield Fund (the "Fund") is organized as a series of Van Kampen Trust, a Delaware business trust (the "Trust"), and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to provide a high level of current income through investment in medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of comparable quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C shares on May 17, 1993 and August 13, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

    At March 31, 2000, approximately 94% of the net assets of the Fund consisted of high-yield securities rated below investment grade. Investments in high-yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher rated securities. Certain securities may be valued on the basis of bid prices provided by one principal market maker.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Investment Advisory Corp. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond discount is amortized over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's tax year end was recently changed from June 30 to December 31, the Fund's fiscal year end remains March 31.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $32,438,270, which will expire between December 31, 2001 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end, wash sales, and reclass of consent fee income.

    At March 31, 2000, for federal income tax purposes, the cost of long- and short-term investments is $380,691,380; the aggregate gross unrealized appreciation is $7,282,291 and the aggregate gross unrealized depreciation is $46,329,232,

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

resulting in net unrealized depreciation on long- and short-term investments of $39,046,941.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes.

    Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 1999 fiscal year have been identified and appropriately reclassified. For the tax year ended December 31, 1999, permanent book and tax differences of $379,210 relating to the recognition of net realized losses on foreign currency transactions were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss. Also, $1,037,965 relating to fee income were reclassified from accumulated undistributed net investment income to accumulated net realized gain/loss, and $69,479,123 relating to a portion of the capital loss carryforward that expired during the year ended December 31, 1999 were reclassified from capital to accumulated net realized gain/loss.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (December 31).

F. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $23,050 as a result of credits earned on overnight cash balances.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE NET ASSETS                                              % PER ANNUM
First $500 million..........................................     .75 of 1%
Over $500 million...........................................     .65 of 1%

    For the year ended March 31, 2000, the Adviser waived approximately $392,600 of its advisory fee. This waiver is voluntary and may be discontinued at any time.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $22,900, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $101,900, representing Van Kampen Funds Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund.

    Van Kampen Investor Services Inc., ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $390,600. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $314,011,029, $103,206,468 and $12,191,954 for Class A, B and C shares, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    6,099,454    $  53,846,860
  Class B...............................................    3,889,246       34,206,260
  Class C...............................................      888,416        7,805,975
                                                          -----------    -------------
Total Sales.............................................   10,877,116    $  95,859,095
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................    1,461,944    $  12,717,402
  Class B...............................................      512,719        4,469,956
  Class C...............................................       66,098          575,755
                                                          -----------    -------------
Total Dividend Reinvestment.............................    2,040,761    $  17,763,113
                                                          ===========    =============
Repurchases:
  Class A...............................................  (11,138,896)   $ (97,954,546)
  Class B...............................................   (6,521,827)     (57,161,016)
  Class C...............................................   (1,046,422)      (9,216,174)
                                                          -----------    -------------
Total Repurchases.......................................  (18,707,145)   $(164,331,736)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At March 31, 1999, capital aggregated $391,207,193, $144,042,232 and
$15,406,532 for Class A, B and C shares, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,548,658    $  77,472,960
  Class B...............................................    4,618,109       42,170,273
  Class C...............................................      916,995        8,221,102
                                                          -----------    -------------
Total Sales.............................................   14,083,762    $ 127,864,335
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      850,491    $   7,690,242
  Class B...............................................      364,542        3,296,841
  Class C...............................................       45,353          409,515
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,260,386    $  11,396,598
                                                          ===========    =============
Repurchases:
  Class A...............................................   (6,997,669)   $ (63,522,912)
  Class B...............................................   (4,654,114)     (42,458,339)
  Class C...............................................     (501,047)      (4,517,313)
                                                          -----------    -------------
Total Repurchases.......................................  (12,152,830)   $(110,498,564)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At June 30, 1998, capital aggregated $369,566,903, $141,033,457 and
$11,293,228 for Class A, B and C shares, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    8,945,784    $  89,317,500
  Class B...............................................    4,588,921       45,799,499
  Class C...............................................      687,284        6,859,975
                                                          -----------    -------------
Total Sales.............................................   14,221,989    $ 141,976,974
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................      997,599    $   9,948,016
  Class B...............................................      427,244        4,261,071
  Class C...............................................       40,893          407,568
                                                          -----------    -------------
Total Dividend Reinvestment.............................    1,465,736    $  14,616,655
                                                          ===========    =============
Repurchases:
  Class A...............................................  (10,812,030)   $(107,994,896)
  Class B...............................................   (3,408,945)     (33,992,220)
  Class C...............................................     (385,647)      (3,842,230)
                                                          -----------    -------------
Total Repurchases.......................................  (14,606,622)   $(145,829,346)
                                                          ===========    =============

    Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2000, 783,210 Class B shares converted to Class A shares, and are shown in the above tables as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2000, no Class C shares converted to Class A shares.

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $45,600, and CDSC on redeemed shares of approximately $366,200. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

For the year ended March 31, 2000, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $407,681,421 and $467,671,407, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended March 31, 2000, were as follows:

                                                              CONTRACTS    PREMIUM
Outstanding at March 31, 1999...............................     100       $(33,613)
Options Expired (Net).......................................    (100)        33,613
                                                                ----       --------
Outstanding at March 31, 2000...............................     -0-       $    -0-
                                                                ====       ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

    Transactions in futures contracts for the year ended March 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at March 31, 1999...............................        250
Futures Opened..............................................      1,761
Futures Closed..............................................     (2,011)
                                                                 ------
Outstanding at March 31, 2000...............................        -0-
                                                                 ======

C. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At March 31, 2000, the Fund has outstanding forward currency contracts as follows:

                                                              CURRENT       UNREALIZED
                FORWARD CURRENCY CONTRACTS                     VALUE       DEPRECIATION
SHORT CONTRACTS:
British Pound
  860,110 expiring 04/10/00................................  $1,369,454      $(14,780)

D. SWAP TRANSACTIONS These securities represent an agreement between two parties to exchange a series of cash flows based upon various indices at specified intervals. There were no open swap transactions at March 31, 2000.

6. BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

7. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% for Class A net assets and 1.00% each for Class B and Class C net assets are accrued daily. Included in these fees for the year ended March 31, 2000, are payments retained by Van Kampen of approximately $1,025,266.

8. BORROWINGS

In accordance with its investment policies, the Fund may borrow from banks for temporary purposes and is subject to certain other customary restrictions. Effective November 30, 1999, the Fund, in conjunction with certain other funds of Van Kampen, has entered in to a $650,000,000 committed line of credit facility with a group of banks which expires on November 28, 2000, but is renewable with the consent of the participating banks. Each fund is permitted to utilize the facility in accordance with the restrictions of its prospectus. In the event the demand for

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

the credit facility meets or exceeds $650 million on a complex-wide basis, each fund will be limited to its pro-rata percentage based on the net assets of each participating fund. Interest on borrowings is charged under the agreement at a rate of 0.50% above the federal funds rate per annum. An annual commitment fee of 0.09% per annum is charged on the unused portion of the credit facility, which each fund incurs based on its pro-rata percentage of quarterly net assets. The Fund has not borrowed against the credit facility during the period.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen High Yield Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Yield Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the Untied States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets and the financial highlights for each of the periods ended on or prior to March 31, 1999 were audited by other independent accountants whose report dated May 5, 1999 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
May 5, 2000

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN HIGH YIELD FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS
RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
200 E. Randolph
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report, if used with prospective investors, must be accompanied by a monthly performance update.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of the Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees, and the ratification of KPMG LLP as the independent public accountants.

1) With regard to the election of the following trustees:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan.....................................  28,997,339            262,118
Jerry D. Choate.......................................  28,997,564            261,893
Linda Hutton Heagy....................................  28,982,350            277,107
R. Craig Kennedy......................................  28,998,715            260,742
Mitchell M. Merin.....................................  29,001,236            258,221
Jack E. Nelson........................................  28,984,097            275,360
Richard F. Powers, III................................  29,000,276            259,181
Phillip B. Rooney.....................................  28,993,370            260,087
Fernando Sisto........................................  28,979,450            280,007
Wayne W. Whalen.......................................  28,998,388            261,069
Suzanne H. Woolsey....................................  28,987,972            271,484
Paul G. Yovovich*.....................................  29,000,431            259,026

2) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 28,752,772 shares voted in favor of the proposal, 81,007 shares voted against, and 425,677 shares abstained.**

 * Effective April 14, 2000, Paul G. Yovovich resigned from the Board of
Trustees.

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.

                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       3
            GROWTH OF A $10,000 INVESTMENT       5

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       6
                        TOP FIVE COUNTRIES       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      10

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      11
                      FINANCIAL STATEMENTS      20
             NOTES TO FINANCIAL STATEMENTS      27
         REPORT OF INDEPENDENT ACCOUNTANTS      38

                          VAN KAMPEN FUNDS
            THE VAN KAMPEN FAMILY OF FUNDS      39
     FUND OFFICERS AND IMPORTANT ADDRESSES      40
              RESULTS OF SHAREHOLDER VOTES      41

One of the greatest shifts we've seen is the increasing importance of investing for many Americans.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
April 20, 2000

Dear Shareholder,

As we enter a new century--and millennium--it seems appropriate to take a look back at the progress that's been made over the last 100 years and how the world of investing has changed over the generations. Although rapid advances in technology and science have dramatically altered the world that we live in today, one of the greatest shifts we've seen is the increasing importance of investing for many Americans.

Once considered primarily for the wealthy, investing in the stock market is now available to most people. In fact, almost 79 million individuals--who represent almost half of all U.S. households--own stocks either directly or through mutual funds. This is even more impressive when considering that just 16 years earlier, only 19 percent of households owned stocks. Another important shift has been the need for retirement planning beyond a pension plan or Social Security. The Investment Company Institute, the leading mutual fund industry association, reports that 77 percent of all mutual fund shareholders earmarked retirement as their primary financial goal in 1998.

                  Through all the changes in the investment environment over the past century, the general principles that have made generations of investors successful remain the same. Some that have stood the test of time include:

- Investing for the long term

- Basing investment decisions on sound research

- Building a diversified portfolio

- Acting on the value of professional investment advice

While no one can predict the future, at Van Kampen we believe that these ideas will remain important tenets for investors well into this century. As we continue to focus on these principles, we hope that our decades of investment experience can help bring you closer to your financial goals as we welcome the new millennium.

Sincerely,


[SIG]
Richard F. Powers, III
Chairman
Van Kampen
Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED VIBRANT DURING THE REPORTING PERIOD, PRIMARILY DUE TO STRONG CONSUMER SPENDING. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUALIZED RATE OF 7.3 PERCENT IN THE FOURTH QUARTER OF 1999, ITS FASTEST GROWTH RATE SINCE 1984. WITH GDP MEASURING 4.4 PERCENT FOR 1999, THIS WAS THE THIRD SUCCESSIVE YEAR IN WHICH GDP EXCEEDED 4 PERCENT.

CONSUMER SPENDING AND EMPLOYMENT
INFLATION CONCERNS MOUNTED DURING THE REPORTING PERIOD BECAUSE OF STRONG CONSUMER SPENDING AND THE TIGHT LABOR MARKET. RISING INTEREST RATES HAVE DONE LITTLE TO CURB CONSUMER SPENDING--RETAIL SALES GROWTH SOARED AS SHOPPERS SPENT SOME OF THEIR STOCK-MARKET PROFITS.

IN ADDITION, UNEMPLOYMENT HOVERED NEAR A 30-YEAR LOW. THE LABOR SHORTAGE BEGAN TO PUSH WAGES UPWARD, AS EMPLOYERS RAISED WAGES TO ATTRACT SKILLED WORKERS. WAGE PRESSURE, IN TURN, BEGAN TO AFFECT PRICES, AS COMPANIES STARTED TO RAISE THE COST OF GOODS AND SERVICES TO COMPENSATE FOR THEIR HIGHER LABOR COSTS.

INTEREST RATES AND INFLATION
STRONG GDP DATA, CONSUMER SPENDING, AND EMPLOYMENT PROMPTED THE FEDERAL RESERVE BOARD TO MAINTAIN ITS ACTIVE STANCE IN TEMPERING ECONOMIC GROWTH TO WARD OFF INFLATION. THE FED HAS INCREASED THE FEDERAL FUNDS RATE FIVE TIMES SINCE JUNE 1999. DESPITE THE FED'S ACTIONS, INFLATION BEGAN TO ACCELERATE, DRIVEN PRINCIPALLY BY ESCALATING ENERGY PRICES. THE CONSUMER PRICE INDEX, A MEASURE OF INFLATION, ROSE 3.7 PERCENT DURING THE 12 MONTHS ENDED MARCH 31, 2000--A NOTABLE INCREASE OVER RECENT MONTHS. GIVEN THIS RECENT SURGE, FURTHER FED INTEREST-RATE HIKES ARE WIDELY ANTICIPATED.

INTEREST RATES AND INFLATION

(March 31, 1998 - March 31, 2000)

     [LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Mar 98                                                                      5.50                               1.40
                                                                            5.50                               1.40
                                                                            5.50                               1.70
Jun 98                                                                      5.50                               1.70
                                                                            5.50                               1.70
                                                                            5.50                               1.60
Sep 98                                                                      5.25                               1.50
                                                                            5.00                               1.50
                                                                            4.75                               1.50
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.60
Mar 99                                                                      4.75                               1.70
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.70

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

                                           PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of March 31, 2000)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
One-year total return based on
NAV(1)                                    2.66%      1.93%      1.93%
-------------------------------------------------------------------------
One-year total return(2)                (2.22%)    (1.84%)      0.99%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 7.02%      7.00%      7.19%
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                 2.84%   2.77%(3)      2.82%
-------------------------------------------------------------------------
Commencement date                      12/31/93   12/31/93   12/31/93
-------------------------------------------------------------------------
Distribution rate(4)                      8.15%      7.80%      7.81%
-------------------------------------------------------------------------
SEC Yield(5)                              8.70%      8.36%      8.36%
-------------------------------------------------------------------------

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated without the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (4.75% for Class A shares) or contingent deferred sales charge ("CDSC") for Class B and C shares. On purchases of Class A shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B shares are calculated with the effect of the maximum 4% CDSC, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. Returns for Class C shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase.

(3) The total return reflects the conversion of Class B shares into Class A shares six years after the end of the calendar month in which the shares were purchased.

(4) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending March 31, 2000. Had certain expenses of the Fund not been assumed by Van Kampen, total returns would have been lower and the SEC Yield would have been 8.37%, 8.03% and 8.03% for Classes A, B and C, respectively.

                      For additional Performance Summary disclosure, see page 4.

Continued from page 3.

See the Comparative Performance section of the current prospectus. Past performance is no guarantee of future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

A substantial portion of the Fund's assets may be invested in lower-grade income securities, including issues of emerging market countries and securities rated in the lowest categories, commonly referred to as junk bonds. The Fund's investments in emerging market securities have the potential for risks not associated with investments in the United States. The Fund's investments in junk bonds have the potential for risks not generally associated with higher rated fixed income securities.

The Fund may react to changes in interest rate cycles, business or economic conditions, rates of inflation, or other market conditions. Global investing, investing in lower rated securities, and investing in a limited number of sectors each hold the potential for risks not associated with many other types of fixed-income investments.

Market forecasts provided in this report may not necessarily come to pass.

GROWTH OF A $10,000 INVESTMENT

(December 31, 1993 - March 31, 2000)

 [INVESTMENT PERFORMANCE GRAPH]

                                                                                 LEHMAN BROTHERS          COMPOSITE OF SALOMON
                                                  STRATEGIC INCOME FUND       AGGREGATE BOND INDEX          BROTHERS INDICES
                                                  ---------------------       --------------------        --------------------
12/93                                                      9527                       10000                       10000
3/94                                                       8617                        9713                        9487
3/95                                                       8080                       10198                        9842
3/96                                                       9869                       11297                       11438
3/97                                                      11230                       11851                       12630
3/98                                                      12196                       13273                       14389
3/99                                                      11601                       13746                       14878
3/00                                                      11909                       13479                       15470

This chart compares your Fund's performance to that of the Lehman Brothers Aggregate Bond Index and the Composite of Salomon Brothers Indices* over time.

These indices are broad-based, statistical composites that do not include any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower the performance of these indices. An investment cannot be made directly in an index.

The above chart reflects the performance of Class A shares of the Fund. The performance of Class A shares will differ from that of other share classes of the Fund because of the difference in sales charges and/or expenses paid by shareholders investing in the different share classes. The Fund's performance assumes reinvestment of all distributions, and includes payment of the maximum sales charge (4.75% for Class A shares).

While past performance is no guarantee of future results, the above information provides a broader vantage point from which to evaluate the discussion of the Fund's performance found in the following pages.

* This index is a composite reflecting 20% of each of the following Salomon Brothers Indices: Mortgage, High Yield Market, Corporate, Non-U.S. Dollar World Government Bond and Brady Bond.

               PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS

(as a percentage of long-term investments--March 31, 2000)

Russia Principal Loan - Vnesh, 6.906% Coupon, 12/15/20
Maturity...................................................  3.3%
---------------------------------------------------------------------
FNMA 15 YR, 6.500% Coupon, TBA Maturity....................  3.0%
---------------------------------------------------------------------
Canadian Government, 5.500% Coupon, 06/01/99 Maturity......  3.0%
---------------------------------------------------------------------
French Treasury Note BTAN, 5.500% Coupon, 10/12/01
Maturity...................................................  2.6%
---------------------------------------------------------------------
Republic of Italy BTPS, 4.000% Coupon, 09/01/01 Maturity...  2.6%
---------------------------------------------------------------------
Spanish Government, 4.250% Coupon, 07/30/02 Maturity.......  2.6%
---------------------------------------------------------------------
Bundesschatzanweisungen, Ser 99, 3.500% Coupon, 09/14/01
Maturity...................................................  2.5%
---------------------------------------------------------------------
MCI Worldcom Inc., 8.875% Coupon, 01/15/06 Maturity........  2.3%
---------------------------------------------------------------------
MBNA Master Credit Card Trust #96-J, 6.150% Coupon,
02/15/06 Maturity..........................................  2.2%
---------------------------------------------------------------------
First USA Credit Card Master Trust #99-1, 6.221% Coupon,
10/19/06 Maturity..........................................  2.2%

TOP FIVE COUNTRIES

(as a percentage of long-term investments)

    [BAR GRAPH]

                                                                       MARCH 31, 2000                     MARCH 31, 1999
                                                                       --------------                     --------------
United States                                                              53.50                              62.70
Mexico                                                                      6.10                               6.70
United Kingdom                                                              4.80                               6.20
Canada                                                                      4.70                               1.50
Russia                                                                      3.40                               1.70

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH REPRESENTATIVES OF THE ADVISER OF THE VAN KAMPEN STRATEGIC INCOME FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS DURING THE PAST 12 MONTHS. THE REPRESENTATIVES INCLUDE PETER W. HEGEL, WHO LEADS THE FUND'S PORTFOLIO MANAGEMENT TEAM AND IS CHIEF INVESTMENT OFFICER FOR FIXED-INCOME INVESTMENTS, ALONG WITH PORTFOLIO MANAGERS ROBERT J. HICKEY, JOHN R. REYNOLDSON, AND THOMAS J. SLEFINGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE FOR THE FISCAL YEAR ENDED MARCH 31, 2000.

Q   DESCRIBE THE MARKET CONDITIONS
    THAT AFFECTED THE FUND DURING THE REPORTING PERIOD.

A   The Federal Reserve Board began
raising interest rates in June 1999 in an attempt to slow the racing U.S. economy. By the end of the reporting period, policy makers had hiked short-term interest rates by a total of 25 basis points on five separate occasions. Despite the higher rates, economic growth continued to accelerate, fueled by strong consumer spending resulting from stock-market profits. During the fourth quarter of 1999, the nation's output of goods and services expanded at the fastest pace in 16 years. Exceptional gains in business productivity helped to mitigate some of the inflationary pressures that typically build during a time of robust economic growth. Price pressures generally remained contained, as inflation at the consumer level was 3.70 percent for the 12 months through March 31, 2000.

    While the Fed's actions pushed short-term interest rates higher, trends on the longer end of the yield curve were less predictable. After climbing steadily during the first nine months of the reporting period, long-term Treasury yields suddenly plummeted in mid-January as the government outlined plans for an aggressive buyback program of Treasury debt. The combination of Fed rate hikes and a perceived shortage of Treasury bonds created an inverted yield curve, in which short-term yields were actually higher than their longer-term counterparts. Meanwhile, credit spreads peaked in mid-1999 and declined during the remainder of the year as year 2000 (Y2K) worries receded. However, spreads widened again beginning in mid-January as Treasury yields plunged after news of the government's buyback plan.

Q   WHAT STRATEGIES DID YOU PURSUE
    IN THIS ENVIRONMENT?

A   Given our view that the high-yield,
high-risk and emerging markets sectors were attractively priced, the Fund was generally overweighted in these areas during the reporting period. We maintained a slightly less-than-neutral weighting in the investment-grade global sector due to our belief that the U.S. dollar would continue its recent appreciation. Among domestic investment-grade bonds, we generally focused on increasing the portfolio's credit quality by purchasing Treasury and mortgage-backed securities. In particular, we took advantage of what we considered to be extremely wide credit spreads in September and October of 1999 to add to positions in selected mortgages, especially on the short end of the yield curve. In our view, these opportunities were the result of the market's overreaction to potential liquidity issues related to Y2K. Such concerns caused investors to favor Treasury securities, thus widening the yield spread between Treasuries and mortgage-backed bonds.

    At the end of the reporting period, approximately 32 percent of the Fund's long-term portfolio of investments was allocated to domestic investment-grade bonds (a category that includes government securities) compared to approximately 23 percent for domestic non-investment grade (high-yield, high risk) bonds. Overseas, approximately 19 percent of the Fund's long-term portfolio of investments were in lower-grade debt (most of which was comprised of emerging-market securities) and approximately 22 percent was allocated to the investment-grade sector.

Q   HOW DID THE FUND'S STRATEGIES
    CONTRIBUTE TO PERFORMANCE?

A   The Fund benefited from its
exposure to global bond markets, some of which outperformed U.S. fixed-income securities. The Fund also gained as a result of its purchases of long-term Treasuries, a sector that rallied sharply during the second half of the reporting period. Conversely, the Fund's short-term securities undermined performance given the sharp rise in short-term interest rates.

Q   HOW DID THE FUND PERFORM
    DURING THE REPORTING PERIOD?

A   For the 12 months ended
March 31, 2000, the Fund generated a total return of 2.66 percent (Class A shares at net asset value; if the maximum sales charge of 4.75 percent were included, the return would have been lower). By comparison, the Lehman Brothers Aggregate Bond Index, an unmanaged broad-based index, generated a total return of -1.94 percent for the same period. Similarly, a composite index of 20 percent each of the Salomon Brothers Index for Mortgages, High Yield Market, Corporate, Non-U.S. Dollar World Government, and Brady Bonds produced a total return of
3.98 percent during the period. Keep in mind that these indices do not reflect any commissions or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower their performance. An investment cannot be made directly in an index. Of course, past performance is not a guarantee of future results. Please refer to the chart and footnotes on page 3 for additional Fund performance results.

Q   WHAT IS YOUR OUTLOOK FOR THE
    FUND IN THE MONTHS AHEAD?

A   Despite a series of Fed rate hikes,
there remained only scant evidence that the U.S. economy was decelerating as the reporting period drew to a close. Meanwhile, the Fed has made it clear that it believes the economy is growing faster than its noninflationary speed limit. The Fed has also stated that it believes a significant portion of the excess economic growth is the result of consumers spending some of their stock-market profits. Accordingly, we expect that the Fed will continue to raise short-term interest rates until clear evidence emerges that economic activity has slowed to around three percent. We believe that at least two additional 25 basis-point hikes in the Fed funds rate will be required to accomplish the economic "soft landing."

    The wild card in our calculations concerns the U.S. stock market. Volatility has increased, and the impact of any sizable drop in stock prices upon consumer spending is difficult to predict. While we do not forecast such a drop on Wall Street, we do expect to continue emphasizing higher-quality bonds in the Fund's portfolio, given the highly fluid nature of the domestic economic environment. On a global basis, the large U.S. trade deficit should exert modest downward pressure on the dollar, especially against the euro, which we believe to be an undervalued currency. A lower dollar could improve the return from fixed-income overseas investments.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

CREDIT SPREAD: Also called quality spread, the difference in yield between higher-quality issues (such as Treasury securities) and lower-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for the additional credit risk.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or Baa and above by Moody Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: A result of viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

March 31, 2000
THE FOLLOWING PAGES DETAIL THE SPECIFIC HOLDINGS OF YOUR FUND AT THE END OF THE REPORTING PERIOD.

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             ASSET BACKED SECURITIES 10.1%
    2,500    First USA Credit Card Master Trust #99-01,
             Class A--USD...................................        6.221%   10/19/06   $  2,500,500
    2,500    MBNA Master Credit Card Trust #96-J,
             Class A--USD...................................        6.150    02/15/06      2,504,163
    2,500    PECO Energy Transport Trust, Ser A2--USD (c)...        5.630    03/01/05      2,420,113
    1,000    PECO Energy Transport Trust, Ser A6--USD (c)...        6.050    03/01/09        927,435
                                                                                        ------------
             TOTAL ASSET BACKED SECURITIES...........................................      8,352,211
                                                                                        ------------
             CORPORATE BONDS 52.5%
             AUTOMOBILE 2.4%
      250    Aetna Industries, Inc.--USD....................       11.875    10/01/06        245,000
      125    Cambridge Industries, Inc., Ser B--USD (c).....       10.250    07/15/07         28,750
    1,125    Federal - Mogul Corp.--USD (c).................        7.750    07/01/06        975,938
      100    Oxford Automotive, Inc., Ser D--USD............       10.125    06/15/07         93,500
      855    Talon Automotive Group, Inc., Ser B--USD (c)...        9.625    05/01/08        393,300
      275    Venture Holdings Trust--USD....................       12.000    06/01/09        221,375
                                                                                        ------------
                                                                                           1,957,863
                                                                                        ------------
             BANKING 3.9%
    1,000    MBNA Capital I--USD (c)........................        8.278    12/01/26        908,787
    2,400    Sovereign Bancorp Inc.--USD (c)................        8.000    03/15/03      2,271,660
                                                                                        ------------
                                                                                           3,180,447
                                                                                        ------------
             BEVERAGE, FOOD & TOBACCO 4.8%
      250    Chiquita Brands International, Inc.--USD.......       10.000    06/15/09        192,500
      350    Fleming Cos., Inc. --USD.......................       10.500    12/01/04        316,750
      250    Luiginos, Inc.--USD............................       10.000    02/01/06        208,750
      200    National Wine & Spirits, Inc.--USD.............       10.125    01/15/09        190,000
      650    Pantry, Inc.--USD (c)..........................       10.250    10/15/07        578,500
    2,500    Pepsi - Gemex SA, Ser B--USD (c)...............        9.750    03/30/04      2,500,000
                                                                                        ------------
                                                                                           3,986,500
                                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             BROADCASTING, TELEVISION & MUSIC 2.1%
      500    British Sky Broadcasting--USD (c)..............        6.875%   02/23/09   $    453,750
    1,250    Capstar Broadcasting Partners--USD (c) (d).....     0/12.750    02/01/09      1,125,000
      200    Muzak LLC--USD.................................        9.875    03/15/09        190,500
                                                                                        ------------
                                                                                           1,769,250
                                                                                        ------------
             BUILDINGS & REAL ESTATE 3.7%
      350    American Plumbing & Mechanical, Ser B--USD.....       11.625    10/15/08        316,750
      500    AvalonBay Communities, Inc.--USD (c)...........        7.500    08/01/09        478,127
      200    Building One Services Corp.--USD...............       10.500    05/01/09        180,000
      750    Cemex International LLC--USD (c)...............        9.660    11/29/49        755,625
      125    Del Webb Corp.--USD............................       10.250    02/15/10        104,375
    1,000    Owens Corning--USD (c).........................        7.500    08/01/18        831,854
      450    Standard Pacific Corp.--USD....................        8.500    04/01/09        391,500
                                                                                        ------------
                                                                                           3,058,231
                                                                                        ------------
             CABLE/MEDIA 3.7%
      500    Century Communications Corp.--USD (c)..........        9.500    03/01/05        483,750
      300    Charter Communication Holdings--USD............        8.250    04/01/07        270,000
    1,000    CSC Holdings, Inc.--USD (c)....................       10.500    05/15/16      1,115,000
      300    Go Outdoor Systems Holdings--EUR...............       10.500    07/15/09        333,227
      100    James Cable Partners L.P., Ser B--USD..........       10.750    08/15/04        100,000
      500    NTL Communications Corp.--USD (c)..............       11.500    10/01/08        515,000
      250    NTL Inc., Ser A--USD (c) (d)...................     0/12.750    04/15/05        253,750
                                                                                        ------------
                                                                                           3,070,727
                                                                                        ------------
             CHEMICALS, PLASTIC & RUBBER 0.8%
      500    Coastal Corp.--USD (c).........................        6.500    06/01/08        465,368
      200    Lyondell Chemical Co.--USD.....................        9.625    05/01/07        191,000
                                                                                        ------------
                                                                                             656,368
                                                                                        ------------
             CONTAINERS, PACKAGING, PAPER & GLASS 1.3%
      325    Kappa Beheer BV--EUR...........................       10.625    07/15/09        326,764
      200    Kappa Beheer BV--EUR (d).......................     0/12.500    07/15/09        124,481
      200    Repap New Brunswick--USD (c)...................        9.000    06/01/04        189,000
      450    Sweetheart Cup Co., Inc.--USD..................       10.500    09/01/03        437,625
                                                                                        ------------
                                                                                           1,077,870
                                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             HEALTHCARE 1.3%
      205    Columbia / HCA Healthcare Corp.--MTN--USD......        6.630%   07/15/45   $    194,750
      625    Oxford Health Plans--USD.......................       11.000    05/15/05        621,875
      200    Tenet Healthcare Corp., Ser B--USD.............        8.125    12/01/08        184,000
       50    Triad Hospital Holdings, Inc.--USD.............       11.000    05/15/09         50,500
                                                                                        ------------
                                                                                           1,051,125
                                                                                        ------------
             HOTEL & GAMING 2.0%
      575    Booth Creek Ski Holdings, Ser B--USD (c).......       12.500    03/15/07        416,875
      150    Hollywood Casino Corp.--USD....................       11.250    05/01/07        151,875
      150    Isle Capri Casinos, Inc.--USD..................        8.750    04/15/09        130,875
      275    Majestic Star Casino LLC--USD..................       10.875    07/01/06        259,188
      750    Park Place Entertainment Corp.--USD (c)........        7.875    12/15/05        693,750
                                                                                        ------------
                                                                                           1,652,563
                                                                                        ------------
             MACHINERY 0.2%
      200    Terex Corp., Ser D--USD........................        8.875    04/01/08        178,000
                                                                                        ------------
             MINING/STEEL 0.4%
      250    Renco Steel Holdings, Inc.--USD (c)............       10.875    02/01/05        223,750
      200    Republic Technology / RTI Capital,
             144A--Private Placement--USD (a)...............       13.750    07/15/09         52,000
       50    Republic Technology / RTI Capital--USD.........       13.750    07/15/09         13,000
                                                                                        ------------
                                                                                             288,750
                                                                                        ------------
             OIL & GAS 2.5%
      400    Frontier Oil Corp.--USD........................       11.750    11/15/09        378,000
      500    Giant Industries, Inc.--USD (c)................        9.750    11/15/03        483,750
      910    Hurricane Hydrocarbons Ltd., 144A--Private
             Placement--USD (a).............................       16.000    12/31/01        796,250
      125    Port Arthur Finance Corp., 144A--Private
             Placement--USD (a).............................       12.500    01/15/09        117,813
      250    R&B Falcon Corp.--USD..........................        9.500    12/15/08        242,500
                                                                                        ------------
                                                                                           2,018,313
                                                                                        ------------
             RETAIL 1.6%
      250    Big 5 Corp., Ser B--USD (c)....................       10.875    11/15/07        236,250
      400    Community Distributors, Ser B--USD (c).........       10.250    10/15/04        322,000
      400    Duane Reade, Inc.--USD (c).....................        9.250    02/15/08        370,000
      500    Saks Inc.--USD (c).............................        7.375    02/15/19        420,000
                                                                                        ------------
                                                                                           1,348,250
                                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             TELECOMMUNICATIONS 17.1%
      200    Centennial Cellular Operating Co.--USD.........       10.750%   12/15/08   $    199,000
    1,000    CIA International Telecommunication--ARP (c)...       10.375    08/01/04        882,923
      480    E. Spire Communications, Inc.--USD (c) (d).....     0/13.000    11/01/05        288,000
      200    Fairchild Semiconductor--USD...................       10.375    10/01/07        198,000
    1,000    Global Telesystems Europe BV--EUR..............       10.500    12/01/06        931,217
      100    Globenet Communications LTD., 144A--Private
             Placement--USD (a).............................       13.000    07/15/07         98,500
      235    Globo Communicacoes Participacoe, 144A--Private
             Placement--USD (a) (c).........................       10.625    12/05/08        204,450
      500    Globo Communicacoes Participacoe--USD (c)......       10.625    12/05/08        435,000
      500    Hermes Europe Railtel BV--USD (c)..............       11.500    08/15/07        472,500
      450    Intermedia Communications Inc., Ser B--USD
             (d)............................................     0/12.250    03/01/09        272,250
       65    Intersil Corp, Ser UNIT--USD...................       13.250    08/15/09         74,425
      500    KPNQWest BV--USD...............................        8.125    06/01/09        475,000
    2,500    MCI Worldcom Inc.--USD (c).....................        8.875    01/15/06      2,605,043
      250    Millicom International--USD (c) (d)............     0/13.500    06/01/06        211,875
    1,500    Netia Holdings BV--USD.........................       10.250    11/01/07      1,335,000
      630    Nextel Communications --USD....................        9.375    11/15/09        573,300
    1,000    Nextlink Communications, Inc., 144A--Private
             Placement--USD (a).............................       10.500    12/01/09        950,000
      350    Philippine Long Distance Telephone, Ser
             EMTN--USD (c)..................................       10.500    04/15/09        342,895
      375    Pinnacle Holdings, Inc.--USD (c) (d)...........     0/10.000    03/15/08        242,813
      110    Primus Telecommunications Group--USD...........       11.250    01/15/09        100,650
      200    PSINet, Inc., Ser B--USD.......................       10.000    02/15/05        188,000
      500    Satelites Mexicanos SA, Ser B--USD.............       10.125    11/01/04        422,500
      750    SBA Communications Corp.--USD (c) (d)..........     0/12.000    03/01/08        491,250
      250    Splitrock Services, Inc., Ser B--USD (c).......       11.750    07/15/08        266,250
      500    Sun Microsystems, Inc.--USD (c)................        7.500    08/15/06        499,854
      480    Telecorp PCS, Inc.--USD (d)....................     0/11.625    04/15/09        297,600
      600    Triton PCS, Inc.--USD (c) (d)..................     0/11.000    05/01/08        408,000
      250    Viatel, Inc.--USD (c) (d)......................     0/12.500    04/15/08        143,125
      500    Winstar Communications Inc.--USD (d)...........     0/14.000    10/15/05        513,750
                                                                                        ------------
                                                                                          14,123,170
                                                                                        ------------
             TEXTILES 0.3%
      110    Scovill Fasteners, Inc., Ser B--USD (c)........       11.250    11/30/07         49,500
      200    Sleepmaster LLC, Ser B--USD....................       11.000    05/15/09        199,000
                                                                                        ------------
                                                                                             248,500
                                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             TRANSPORTATION 0.3%
      350    Greyhound Lines, Inc., Ser B--USD..............       11.500%   04/15/07   $    264,250
                                                                                        ------------
             UTILITIES 4.1%
    1,000    Central Termica Guemes, SA, 144A--Private
             Placement--USD (a) (c) (i).....................       12.000    11/26/01         50,000
    1,000    Edelnor, 144A--Private Placement--USD (a)
             (c)............................................       10.500    06/15/05        400,000
    1,600    Edelnor, 144A--Private Placement--USD (a)
             (c)............................................        7.750    03/15/06        448,000
    1,000    Korea Electric Power Corp.--USD (c)............        7.000    02/01/27        915,000
      375    Midamerican Energy Holdings--USD (c)...........        7.230    09/15/05        366,563
      250    Western Resources, Inc.--USD...................        6.875    08/01/04        200,203
    1,000    Southern Energy, Inc., 144A--Private
             Placement--USD (a) (c).........................        7.900    07/15/09        989,311
                                                                                        ------------
                                                                                           3,369,077
                                                                                        ------------
             TOTAL CORPORATE BONDS 52.5%.............................................     43,299,254
                                                                                        ------------
             FOREIGN GOVERNMENT AND AGENCY SECURITIES 45.7%
             ARGENTINA 0.5%
      500    Republic of Argentina, Ser D--USD..............            *    10/15/02        395,000
                                                                                        ------------
             AUSTRALIA 1.5%
    2,000    Australian Government--AUD (c).................        6.750    11/15/06      1,234,026
                                                                                        ------------
             BRAZIL 2.2%
    2,426    Republic of Brazil--USD (e)....................        8.000    04/15/14      1,816,903
                                                                                        ------------
             BULGARIA 1.5%
    1,500    Bulgaria Disc, Ser A--USD (c) (e)..............        7.062    07/28/24      1,203,750
                                                                                        ------------
             CANADA 5.1%
    1,250    Canadian Government, Ser A83--CAD..............        7.500    03/01/01        872,316
    5,000    Canadian Government--CAD.......................        5.500    06/01/09      3,334,480
                                                                                        ------------
                                                                                           4,206,796
                                                                                        ------------
             COLUMBIA 0.4%
      750    Republic of Columbia--DEM......................        4.890    11/21/01        358,011
                                                                                        ------------
             FRANCE 3.5%
    3,000    French Treasury Note BTAN--EUR (c).............        5.500    10/12/01      2,918,612
                                                                                        ------------
             GERMANY 3.4%
    3,000    Bundesschatzanweisungen, Ser 99--EUR (c).......        3.500    09/14/01      2,839,614
                                                                                        ------------
             HUNGARY 2.0%
  433,350    Hungary Government--HUF........................       16.000    11/24/00      1,660,898
                                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             ITALY 4.4%
      775    Republic of Italy BTPS--EUR....................        9.500%   05/01/01   $    781,856
    3,000    Republic of Italy BTPS--EUR....................        4.000    09/01/01      2,855,988
                                                                                        ------------
                                                                                           3,637,844
                                                                                        ------------
             MEXICO 4.7%
    1,000    United Mexican States, Ser XW--USD.............       10.375    02/17/09      1,076,500
    1,500    United Mexican States, Ser D--USD (e)..........        6.903    12/31/19      1,471,875
    1,500    United Mexican States, Ser B--USD (e)..........        6.250    12/31/19      1,276,800
                                                                                        ------------
                                                                                           3,825,175
                                                                                        ------------
             MOROCCO 0.9%
      857    Morocco Trust A Loan--USD (j)..................        6.844    01/01/09        773,846
                                                                                        ------------
             NEW ZEALAND 1.3%
    2,000    New Zealand Government--NZD (c)................        8.000    11/15/06      1,042,802
                                                                                        ------------
             PANAMA 1.7%
    1,400    Republic of Panama, 144A--Private Placement--
             USD (a) (c)....................................        7.875    02/13/02      1,361,500
                                                                                        ------------
             RUSSIA 4.5%
   12,800    Russia Principal Loan-Vnesh--USD (f) (i).......        6.906    12/15/20      3,680,000
      216    Russia-IAN--USD (i)............................        6.906    12/15/15         63,043
                                                                                        ------------
                                                                                           3,743,043
                                                                                        ------------
             SPAIN 3.5%
    3,000    Spanish Government--EUR (c)....................        4.250    07/30/02      2,848,232
                                                                                        ------------
             UNITED KINGDOM 2.7%
    1,000    U.K. Treasury--GBP.............................        7.000    11/06/01      1,607,226
      350    U.K. Treasury--GBP.............................        6.750    11/26/04        575,345
                                                                                        ------------
                                                                                           2,182,571
                                                                                        ------------
             URUGUAY 1.0%
      881    Republica Orient Uruguay--USD (c)..............        7.875    07/15/27        863,380
                                                                                        ------------
             VENEZUELA 0.9%
    1,000    Republic of Venezuela--USD (c) (e).............        6.750    03/31/20        710,000
                                                                                        ------------
             TOTAL FOREIGN GOVERNMENT AND AGENCY SECURITIES 45.7%....................     37,622,003
                                                                                        ------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

PAR AMOUNT
 IN LOCAL                                                                                  U.S. $
 CURRENCY                                                                    MATURITY      MARKET
  (000)                        DESCRIPTION                       COUPON        DATE        VALUE
             MORTGAGE BACKED SECURITIES (U.S.) 20.5%
    1,272    DLJ Mortgage Acceptance Corp. 1996-E,
             144A--Private Placement--USD (a) (c)...........        6.906%   12/28/25   $  1,147,784
    2,000    Federal Home Loan Bank--Ser AH01...............        7.905    11/07/01      2,028,600
    2,000    Federal Home Loan Mortgage Corporation.........        7.000    05/12/14      1,886,040
   11,042    FNMA REMIC #97-20 IB (Interest Only) (c).......        1.840    03/25/27        379,576
    3,500    FNMA 15 YR (b).................................        6.500        TBA       3,367,665
       46    FNMA (c).......................................        6.500    04/01/29         42,796
      295    FNMA (c).......................................        6.500    06/01/29        277,339
       42    FNMA...........................................        6.500    06/01/29         39,854
      661    FNMA (c).......................................        6.500    06/01/29        620,493
      569    FNMA (c).......................................        6.500    07/01/29        533,444
      388    FNMA (c).......................................        6.500    07/01/29        364,600
       27    FNMA...........................................        6.500    07/01/29         25,008
      301    FNMA...........................................        6.500    08/01/29        282,682
       31    FNMA...........................................        6.500    08/01/29         29,185
      471    FNMA...........................................        6.500    08/01/29        441,593
       36    FNMA...........................................        6.500    09/01/29         33,683
      641    FNMA (c).......................................        6.500    11/01/29        600,576
      906    FNMA (c).......................................        6.500    11/01/29        850,882
      291    GNMA (c).......................................        7.000    05/15/26        282,450
      318    GNMA (c).......................................        7.000    05/15/28        308,440
      213    GNMA (c).......................................        7.000    06/15/28        206,259
    2,227    GNMA (c).......................................        7.000    07/15/28      2,158,825
   15,856    SBA Strip (Interest Only) (c)..................            *    08/24/19      1,007,944
                                                                                        ------------
             TOTAL MORTGAGE BACKED SECURITIES (U.S.).................................     16,915,718
                                                                                        ------------
             U.S. GOVERNMENT AND GOVERNMENT AGENCY
             OBLIGATIONS 2.3%
    2,000    U.S. Treasury Bonds (h)........................        5.500    08/15/28      1,856,380
                                                                                        ------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

                                                                                          U.S. $
                                                                                          MARKET
DESCRIPTION                                                                  SHARES       VALUE
COMMON AND PREFERRED STOCK 4.2%
Avalon Bay Communities, Ser G--Preferred Shares--USD (c).................    50,000    $  1,081,250
Dobson Communications Corp.--Preferred Shares--USD (f)...................       220         236,500
Grupo Casa Autrey--ADR (Mexico)--USD (c).................................     8,500          64,813
Intersil Holding Corp.--Warrants, 144A--Private Placement--USD (a).......       100          89,000
McLeodUSA, Inc.--USD.....................................................       600          50,927
MEPC International Capital, LP--Preferred Shares--USD (c)................   100,000       1,962,500
Thai Military Bank--THB..................................................    15,000           4,168
                                                                                       ------------
TOTAL COMMON AND PREFERRED STOCK.........................................                 3,489,158
                                                                                       ------------
TOTAL LONG-TERM INVESTMENTS 135.3%
 (Cost $119,317,391)................................................................    111,534,724
FOREIGN CURRENCY (VARIOUS DENOMINATIONS) 0.1%
 (Cost $61,576).....................................................................         61,554
LIABILITIES IN EXCESS OF OTHER ASSETS (35.4%).......................................    (29,185,903)
                                                                                       ------------

NET ASSETS 100.0%...................................................................   $ 82,410,375
                                                                                       ============

 * Zero coupon bond.

ARP--Argentine Peso
AUD--Australian Dollar
CAD--Canadian Dollar
DEM--German Mark
EUR--Eurodollar
GBP--Great Britain Pound
HUF--Hungarian Forint
NZD--New Zealand Dollar
THB--Thai Baht
USD--United States Dollar

ADR--American Depositary Receipt
EMTN--Euro Medium Term Note
MTN--Medium Term note

(a) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Securities purchased on a when-issued or delayed delivery basis.

(c) Assets segregated as collateral for when-issued or delayed delivery purchase commitments, open forwards or borrowings of the Fund.

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

March 31, 2000

(d) Security is a "step-up" bond where the coupon increases, or steps up, at a predetermined date.

(e) Item represents a "Brady Bond" which is the product of the "Brady Plan" under which various Latin American, African, and Southeast Asian nations have converted their outstanding external defaulted commercial bank loans into bonds. Certain Brady Bonds have been collateralized, as to principal due at maturity, by U.S. Treasury zero coupon bonds with a maturity date equal to the final maturity date of such Brady Bonds.

(f) Payment-in-kind security.

(g) Security is accruing at less than the stated coupon.

(h) Security out as collateral for reverse repurchase agreement.

(i) Security is in default.

(j) Security is a bank loan participation.

                    PORTFOLIO COMPOSITION BY CREDIT QUALITY*

The following table summarizes the portfolio composition at March 31, 2000, based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

U.S. Government and U.S. Government Agency Obligations......     15.8%
AAA.........................................................     18.8%
AA..........................................................      5.8%
A...........................................................      3.8%
BBB.........................................................     13.0%
BB..........................................................     13.3%
B...........................................................     20.7%
CCC.........................................................      0.7%
CC..........................................................      0.1%
C...........................................................      0.7%
Non-Rated...................................................      7.3%
                                                                -----
                                                                100.0%
                                                                =====

* As a percentage of long-term investments.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
March 31, 2000

ASSETS:
Total Investments (Cost $119,317,391).......................  $111,534,724
Cash........................................................        11,529
Foreign Currency (Cost $61,576).............................        61,554
Receivables:
  Interest..................................................     2,218,439
  Investments Sold..........................................     1,807,188
  Forward Currency Contracts................................        73,203
  Fund Shares Sold..........................................        21,301
Other.......................................................         3,502
                                                              ------------
    Total Assets............................................   115,731,440
                                                              ------------
LIABILITIES:
Payables:
  Bank Borrowings...........................................    25,995,363
  Investments Purchased.....................................     4,492,947
  Reverse Repurchase Agreements.............................     1,832,816
  Income Distributions......................................       239,655
  Interest Payable..........................................       141,093
  Fund Shares Repurchased...................................       137,115
  Distributor and Affiliates................................       109,469
  Investment Advisory Fee...................................        47,843
Trustees' Deferred Compensation and Retirement Plans........       179,289
Accrued Expenses............................................       145,475
                                                              ------------
    Total Liabilities.......................................    33,321,065
                                                              ------------
NET ASSETS..................................................  $ 82,410,375
                                                              ============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $105,101,736
Accumulated Distribution in Excess of Net Investment
  Income....................................................      (559,864)
Net Unrealized Depreciation.................................    (7,808,973)
Accumulated Net Realized Loss...............................   (14,322,524)
                                                              ------------
NET ASSETS..................................................  $ 82,410,375
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $33,929,944 and 3,272,193 shares of
    beneficial interest issued and outstanding).............  $      10.37
    Maximum sales charge (4.75%* of offering price).........           .52
                                                              ------------
    Maximum offering price to public........................  $      10.89
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $45,066,353 and 4,339,448 shares of
    beneficial interest issued and outstanding).............  $      10.39
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $3,414,078 and 329,291 shares of
    beneficial interest issued and outstanding).............  $      10.37
                                                              ============

* On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Year Ended March 31, 2000

INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $22,097)......  $10,491,374
Dividends...................................................      359,721
                                                              -----------
    Total Income............................................   10,851,095
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      974,546
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $93,123, $532,924 and $36,423,
  respectively).............................................      662,470
Shareholder Services........................................      145,083
Custody.....................................................       79,483
Trustees' Fees and Related Expenses.........................       69,236
Legal.......................................................       22,875
Other.......................................................      164,121
                                                              -----------
    Total Operating Expenses................................    2,117,814
    Less:
      Investment Advisory Fee Reduction.....................      268,083
      Credits Earned on Cash Balances.......................        6,778
                                                              -----------
    Net Operating Expenses..................................    1,842,953
    Interest Expense........................................    1,946,558
                                                              -----------
    Net Expenses............................................    3,789,511
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,061,584
                                                              ===========
NET REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(3,223,337)
  Options...................................................        3,087
  Futures...................................................     (857,481)
  Forwards..................................................       92,250
  Foreign Currency Transactions.............................     (913,531)
                                                              -----------
Net Realized Loss...........................................   (4,899,012)
                                                              -----------
Net Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (7,276,985)
                                                              -----------
  End of the Period:
    Investments.............................................   (7,782,689)
    Forwards................................................       (7,422)
    Foreign Currency Translation............................      (18,862)
                                                              -----------
                                                               (7,808,973)
                                                              -----------
Net Unrealized Depreciation During the Period...............     (531,988)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $(5,431,000)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 1,630,584
                                                              ===========

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Year Ended March 31, 2000, the Nine Months Ended March 31, 1999 and the Year Ended June 30, 1998

                                                           NINE MONTHS
                                          YEAR ENDED          ENDED          YEAR ENDED
                                        MARCH 31, 2000    MARCH 31, 1999    JUNE 30, 1998
                                        -------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................   $  7,061,584      $  6,557,498     $  9,217,102
Net Realized Loss.....................     (4,899,012)       (6,755,235)      (1,253,925)
Net Unrealized Depreciation During the
  Period..............................       (531,988)       (6,100,297)      (3,763,808)
                                         ------------      ------------     ------------
Change in Net Assets from
  Operations..........................      1,630,584        (6,298,034)       4,199,369
                                         ------------      ------------     ------------

Distributions from Net Investment
  Income*.............................     (5,032,864)       (5,622,679)      (9,238,901)
Return of Capital Distribution*.......     (2,704,412)       (1,182,153)             -0-
                                         ------------      ------------     ------------
Total Distributions...................     (7,737,276)       (6,804,832)      (9,238,901)
                                         ------------      ------------     ------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...............     (6,106,692)      (13,102,866)      (5,039,532)
                                         ------------      ------------     ------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............     11,907,164        20,972,354       37,212,204
Net Asset Value of Shares Issued
  Through Dividend Reinvestment.......      4,073,954         3,077,004        4,088,237
Cost of Shares Repurchased............    (36,085,472)      (27,689,372)     (34,763,480)
                                         ------------      ------------     ------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS........................    (20,104,354)       (3,640,014)       6,536,961
                                         ------------      ------------     ------------
TOTAL INCREASE/DECREASE IN NET
  ASSETS..............................    (26,211,046)      (16,742,880)       1,497,429
NET ASSETS:
Beginning of the Period...............    108,621,421       125,364,301      123,866,872
                                         ------------      ------------     ------------
End of the Period (Including
  accumulated distributions in excess
  of net investment income of
  $559,864, $974,738 and $1,909,557,
  respectively).......................   $ 82,410,375      $108,621,421     $125,364,301
                                         ============      ============     ============
* Distributions by Class
--------------------------------------

Distributions from Net Investment
  Income:
  Class A Shares......................   $ (2,118,740)     $ (2,213,332)    $ (3,523,499)
  Class B Shares......................     (2,725,948)       (3,219,759)      (5,451,394)
  Class C Shares......................       (188,176)         (189,588)        (264,008)
                                         ------------      ------------     ------------
                                         $ (5,032,864)     $ (5,622,679)    $ (9,238,901)
                                         ============      ============     ============
Return of Capital Distribution:
  Class A Shares......................   $ (1,125,756)     $   (465,347)    $        -0-
  Class B Shares......................     (1,480,317)         (676,946)             -0-
  Class C Shares......................        (98,339)          (39,860)             -0-
                                         ------------      ------------     ------------
                                         $ (2,704,412)     $ (1,182,153)    $        -0-
                                         ============      ============     ============

                                               See Notes to Financial Statements

Statement of Cash Flows
For the Year Ended March 31, 2000

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchase of Investments.....................................  $(159,955,838)
Proceeds from Sales of Investments..........................    180,095,389
Net Investment Income.......................................      7,061,584
Adjustments to Reconcile Net Investment Income to Net Cash
Provided by Operating Activities:
  Decrease in Interest Receivable...........................        154,205
  Decrease in Short-Term Investments........................      8,842,013
  Increase in Foreign Currency..............................        (61,576)
  Net Foreign Currency Gain/Loss............................       (989,290)
  Net Futures Gain/Loss.....................................       (777,480)
  Amortization of Premium/Discount..........................       (540,968)
  Increase in Other Assets..................................         (3,502)
  Decrease in Advisory Fee Payable..........................        (15,397)
  Decrease in Distributor & Affiliates Payable..............        (12,561)
  Decrease in Accrued Expenses..............................       (129,019)
  Increase in Trustees' Deferred Compensation and Retirement
    Plans...................................................         51,149
                                                              -------------
    Total Adjustments.......................................      6,517,574
                                                              -------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     33,718,709
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Fund Shares Sold..............................     11,999,577
Payments for Shares Redeemed................................    (36,203,100)
Distributions to Shareholders...............................     (3,830,523)
Increase in Bank Borrowings.................................      6,469,766
Decrease in Reverse Repurchase Agreements...................    (12,365,570)
Increase in Interest Payable................................        141,093
                                                              -------------
NET CASH USED FOR FINANCING ACTIVITIES......................    (33,788,757)
                                                              -------------
NET DECREASE IN CASH........................................        (70,048)
Cash at Beginning of the Period.............................         81,577
                                                              -------------
CASH AT END OF THE PERIOD...................................  $      11,529
                                                              =============
Supplemental disclosure of cash flow information: Cash paid
  during the period for interest............................  $   1,992,221
                                                              =============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               YEAR      NINE MONTHS
                               ENDED        ENDED               YEAR ENDED JUNE 30,
      CLASS A SHARES         MARCH 31,    MARCH 31,    -------------------------------------
                              2000(A)       1999        1998      1997      1996      1995
                             ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD............   $11.018      $12.286     $12.778   $12.065   $11.704   $11.975
                              -------      -------     -------   -------   -------   -------
  Net Investment Income....      .843         .679        .973     1.019     1.013      .657
  Net Realized and
    Unrealized Gain/Loss...     (.574)      (1.236)      (.489)     .714      .446      .272
                              -------      -------     -------   -------   -------   -------
Total from Investment
  Operations...............      .269        (.557)       .484     1.733     1.459      .929
                              -------      -------     -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net
    Investment Income......      .598         .587        .976     1.020     1.098      .793
  Return of Capital
    Distribution...........      .320         .124         -0-       -0-       -0-      .407
                              -------      -------     -------   -------   -------   -------
Total Distributions........      .918         .711        .976     1.020     1.098     1.200
                              -------      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD...................   $10.369      $11.018     $12.286   $12.778   $12.065   $11.704
                              =======      =======     =======   =======   =======   =======

Total Return* (b)..........     2.66%       (4.47%)**    3.89%    14.92%    12.92%     8.46%
Net Assets at End of the
  Period (In millions).....   $  33.9      $  41.8     $  45.3   $  43.8   $  33.8   $  29.6
Ratio of Expenses to
  Average Net Assets.......     3.60%        3.32%       3.37%     3.80%     4.11%     4.36%
Ratio of Expenses,
  excluding Interest
  Expense, to Average Net
  Assets*..................     1.52%        1.53%       1.68%     1.81%     1.84%     1.98%
Ratio of Net Investment
  Income to Average Net
  Assets*..................     8.00%        8.06%       7.72%     8.12%     8.34%     5.88%
Portfolio Turnover.........      122%         282%**      523%      474%      343%      253%

* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses,
  excluding Interest
  Expense, to Average Net
  Assets...................     1.80%        1.82%       1.78%     1.86%     1.92%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets...................     7.71%        7.78%       7.63%     8.07%     8.26%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a contingent deferred sales charge of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               YEAR      NINE MONTHS
                               ENDED        ENDED               YEAR ENDED JUNE 30,
       CLASS B SHARES        MARCH 31,    MARCH 31,    -------------------------------------
                              2000(A)       1999        1998      1997      1996      1995
                             ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $11.026      $12.286     $12.779   $12.069   $11.706   $11.968
                              -------      -------     -------   -------   -------   -------
  Net Investment Income.....     .771         .622        .878      .920      .926      .585
  Net Realized and
    Unrealized Gain/Loss....    (.579)      (1.243)      (.491)     .717      .443      .245
                              -------      -------     -------   -------   -------   -------
Total from Investment
  Operations................     .192        (.621)       .387     1.637     1.369      .830
                              -------      -------     -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................     .536         .528        .880      .927     1.006      .722
  Return of Capital
    Distribution............     .297         .111         -0-       -0-       -0-      .370
                              -------      -------     -------   -------   -------   -------
Total Distributions.........     .833         .639        .880      .927     1.006     1.092
                              -------      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD....................  $10.385      $11.026     $12.286   $12.779   $12.069   $11.706
                              =======      =======     =======   =======   =======   =======

Total Return* (b)...........    1.93%       (4.99%)**    3.11%    13.98%    12.06%     7.62%
Net Assets at End of the
  Period (In millions)......  $  45.1      $  62.8     $  76.2   $  76.2   $  61.9   $  52.6
Ratio of Expenses to Average
  Net Assets................    4.36%        4.09%       4.13%     4.55%     4.85%     5.06%
Ratio of Expenses, excluding
  Interest Expense, to
  Average Net Assets*.......    2.28%        2.29%       2.44%     2.57%     2.59%     2.68%
Ratio of Net Investment
  Income to Average Net
  Assets*...................    7.25%        7.30%       6.96%     7.33%     7.58%     5.30%
Portfolio Turnover..........     122%         282%**      523%      474%      343%      253%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses, excluding
  Interest Expense, to
  Average Net Assets........    2.56%        2.58%       2.54%     2.61%     2.67%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................    6.97%        7.02%       6.86%     7.28%     7.50%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 4%, charged on certain redemptions made within one year of purchase and declining thereafter to 0% after the sixth year. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                               YEAR      NINE MONTHS
                               ENDED        ENDED               YEAR ENDED JUNE 30,
       CLASS C SHARES        MARCH 31,    MARCH 31,    -------------------------------------
                              2000(A)       1999        1998      1997      1996      1995
                             ---------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF THE PERIOD.............  $11.013      $12.274     $12.768   $12.059   $11.699   $11.966
                              -------      -------     -------   -------   -------   -------
  Net Investment Income.....     .760         .607        .876      .913      .944      .598
  Net Realized and
    Unrealized Gain/Loss....    (.572)      (1.229)      (.490)     .723      .422      .227
                              -------      -------     -------   -------   -------   -------
Total from Investment
  Operations................     .188        (.622)       .386     1.636     1.366      .825
                              -------      -------     -------   -------   -------   -------
Less:
  Distributions from and in
    Excess of Net Investment
    Income..................     .544         .528        .880      .927     1.006      .722
  Return of Capital
    Distribution............     .289         .111         -0-       -0-       -0-      .370
                              -------      -------     -------   -------   -------   -------
Total Distributions.........     .833         .639        .880      .927     1.006     1.092
                              -------      -------     -------   -------   -------   -------
NET ASSET VALUE, END OF THE
  PERIOD....................  $10.368      $11.013     $12.274   $12.768   $12.059   $11.699
                              =======      =======     =======   =======   =======   =======

Total Return* (b)...........    1.93%       (5.01%)**    3.03%    13.99%    12.07%     7.53%
Net Assets at End of the
  Period (In millions)......  $   3.4      $   4.0     $   3.9   $   3.8   $   3.1   $   1.7
Ratio of Expense to Average
  Net Assets................    4.37%        4.05%       4.13%     4.54%     4.80%     5.07%
Ratio of Expenses, excluding
  Interest Expense, to
  Average Net Assets*.......    2.29%        2.28%       2.44%     2.56%     2.58%     2.69%
Ratio of Net Investment
  Income to Average Net
  Assets*...................    7.22%        7.29%       6.96%     7.31%     7.49%     5.92%
Portfolio Turnover..........     122%         282%**      523%      474%      343%      253%
* If certain expenses had not been reimbursed by Van Kampen, Total Return would have been lower and the ratios would have been as follows:
Ratio of Expenses, excluding
  Interest Expense, to
  Average Net Assets........    2.57%        2.57%       2.54%     2.61%     2.66%       N/A
Ratio of Net Investment
  Income to Average Net
  Assets....................    6.93%        7.01%       6.87%     7.27%     7.41%       N/A

** Non-Annualized

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum contingent deferred sales charge of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower.

N/A = Not Applicable

                                               See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Strategic Income Fund (the "Fund") is organized as a series of Van Kampen Trust (the "Trust"), a Delaware business trust, and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary investment objective is to seek to provide shareholders with high current income, while its secondary investment objective is to seek capital appreciation. The Fund will allocate its investments among the following market sectors: U.S. government securities, domestic investment grade income securities, domestic lower grade income securities, foreign investment grade income securities and foreign lower grade income securities. The Fund borrows money for investment purposes which will create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund's volatility. The Fund commenced investment operations on December 31, 1993, with three classes of common shares:
Class A, Class B and Class C shares.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Investments are stated at value using market quotations, prices provided by market makers or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Foreign investments are stated at value using the last available bid price or yield equivalents obtained from dealers in the over-the-counter (OTC) or interbank market. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost which approximates market value. Cash includes cash deposited in demand deposits at banks.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INCOME AND EXPENSES Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. CURRENCY TRANSLATION Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

E. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end was changed from June 30 to December 31.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 1999, the Fund had an accumulated capital loss carryforward for tax purposes of $14,020,988 which will expire between December 31, 2002 and December 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of wash sales, and the difference in the Fund's tax year end.

    At March 31, 2000, for federal income tax purposes, the cost of long-term investments is $119,321,991; the aggregate gross unrealized appreciation is $3,704,918 and the aggregate gross unrealized depreciation is $11,492,185, resulting in net unrealized depreciation on long-term investments of $7,787,267.

F. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays dividends monthly from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on transactions in foreign currencies and options and futures on foreign currencies. These realized gains and

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

losses are included as net realized gains or losses for financial reporting purposes. Net realized gains, if any, are distributed annually.

    For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's taxable year (December 31). For the taxable years ended June 30, 1999 and December 31, 1999, permanent book and tax basis differences relating to the recognition of net realized losses on foreign currency transactions totaling $1,125,704 and $488,142 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

G. EXPENSE REDUCTIONS During the year ended March 31, 2000, the Fund's custody fee was reduced by $6,778 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. ("the Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                AVERAGE DAILY MANAGED ASSETS                  % PER ANNUM
First $500 million..........................................   .75 of 1%
Next $500 million...........................................   .70 of 1%
Over $1 billion.............................................   .65 of 1%

    For the year ended March 31, 2000, the Adviser voluntarily waived approximately $268,100 of its investment advisory fees. This waiver is voluntary and can be discontinued at any time.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $6,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    For the year ended March 31, 2000, the Fund recognized expenses of approximately $29,400 representing Van Kampen's cost of providing accounting, cash management and legal services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended March 31, 2000, the Fund recognized expenses of approximately $49,900. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At March 31, 2000, capital aggregated $42,038,112, $58,833,063 and $4,230,561 for Classes A, B and C, respectively. For the year ended March 31, 2000, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     533,112    $  5,646,285
  Class B.................................................     482,908       5,139,871
  Class C.................................................     105,631       1,121,008
                                                            ----------    ------------
Total Sales...............................................   1,121,651    $ 11,907,164
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     189,864    $  1,991,033
  Class B.................................................     180,422       1,899,204
  Class C.................................................      17,480         183,717
                                                            ----------    ------------
Total Dividend Reinvestment...............................     387,766    $  4,073,954
                                                            ==========    ============
Repurchases:
  Class A.................................................  (1,241,890)   $(13,070,612)
  Class B.................................................  (2,020,638)    (21,315,857)
  Class C.................................................    (160,607)     (1,699,003)
                                                            ----------    ------------
Total Repurchases.........................................  (3,423,135)   $(36,085,472)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At March 31, 1999, capital aggregated $49,062,509, $75,267,108 and
$4,763,038 for Classes A, B and C, respectively. For the nine months ended March 31, 1999, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................     797,826    $  9,027,495
  Class B.................................................     895,851      10,155,513
  Class C.................................................     156,680       1,789,346
                                                            ----------    ------------
Total Sales...............................................   1,850,357    $ 20,972,354
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     112,529    $  1,258,452
  Class B.................................................     148,695       1,664,203
  Class C.................................................      13,820         154,349
                                                            ----------    ------------
Total Dividend Reinvestment...............................     275,044    $  3,077,004
                                                            ==========    ============
Repurchases:
  Class A.................................................    (807,350)   $ (9,050,583)
  Class B.................................................  (1,549,706)    (17,323,867)
  Class C.................................................    (117,752)     (1,314,922)
                                                            ----------    ------------
Total Repurchases.........................................  (2,474,808)   $(27,689,372)
                                                            ==========    ============

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    At June 30, 1998, capital aggregated $47,827,145, $80,771,259 and $4,134,265 for Classes A, B and C, respectively. For the year ended June 30, 1998, transactions were as follows:

                                                              SHARES         VALUE
Sales:
  Class A.................................................   1,118,648    $ 14,164,929
  Class B.................................................   1,677,599      21,153,724
  Class C.................................................     150,464       1,893,551
                                                            ----------    ------------
Total Sales...............................................   2,946,711    $ 37,212,204
                                                            ==========    ============
Dividend Reinvestment:
  Class A.................................................     131,101    $  1,649,403
  Class B.................................................     180,125       2,266,285
  Class C.................................................      13,723         172,549
                                                            ----------    ------------
Total Dividend Reinvestment...............................     324,949    $  4,088,237
                                                            ==========    ============
Repurchases:
  Class A.................................................    (990,262)   $(12,470,355)
  Class B.................................................  (1,620,464)    (20,396,054)
  Class C.................................................    (150,449)     (1,897,071)
                                                            ----------    ------------
Total Repurchases.........................................  (2,761,175)   $(34,763,480)
                                                            ==========    ============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares eight years after the end of the calendar month in which the shares were purchased. Class B shares purchased before June 1, 1996, and any dividend reinvestment plan Class B shares received thereon, automatically convert to Class A shares six years after the end of the calendar month in which the shares were purchased. For the year ended March 31, 2000, 203,892 Class B shares converted to Class A shares and are shown in the above table as sales of Class A shares and repurchases of Class B shares. Class C shares purchased before January 1, 1997, and any dividend reinvestment plan Class C shares received thereon, automatically convert to Class A shares ten years after the end of the calendar month in which such shares were purchased. Class C shares purchased on or after January 1, 1997 do not possess a conversion feature. For the year ended March 31, 2000, no Class C shares converted to Class A shares. The CDSC will be imposed on most redemptions made within six years of

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

the purchase for Class B shares and one year of the purchase for Class C shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   4.00%              1.00%
Second.....................................................   3.75%               None
Third......................................................   3.50%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth......................................................   1.00%               None
Seventh and Thereafter.....................................    None               None

    For the year ended March 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $8,200, and CDSC on redeemed shares of approximately $214,700. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $151,631,002 and $179,780,838, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio, manage the portfolio's effective yield, foreign currency exposure, maturity and duration or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the option, futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    Summarized below are the specific types of derivative financial instruments used by the Fund.

A. OPTION CONTRACTS An option contract gives the buyer the right, but not the obligation to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Fund to manage the portfolio's effective maturity and duration.

    Transactions in options for the year ended March 31, 2000 were as follows:

                                                              CONTRACTS    PREMIUM
Outstanding at March 31, 1999...............................      25       $ 44,331
Options terminated in closing transactions..................     (25)       (44,331)
                                                                 ---       --------
Outstanding at March 31, 2000...............................     -0-       $    -0-
                                                                 ===       ========

B. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, cash or liquid securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The cost of securities acquired through delivery under a contract is adjusted by the unrealized gain or loss on the contract.

    Transactions in futures contracts for the year ended March 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at March 31, 1999...............................        150
Futures Opened..............................................        886
Futures Closed..............................................     (1,036)
                                                                 ------
Outstanding at March 31, 2000...............................        -0-
                                                                 ======

C. FORWARD CURRENCY CONTRACTS These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

closing value of such contract is included as a component of realized gain/loss on forwards.

    At March 31, 2000, the Fund has outstanding forward currency contracts as follows:

                                                             CURRENT      UNREALIZED
                     FORWARD CURRENCY                         VALUE      DEPRECIATION
SHORT CONTRACTS:
Great Britain Pound,
  561,918 maturing 4/25/00.................................  $894,746       $(7,422)
                                                             ========       =======

D. CLOSED BUT UNSETTLED FORWARD COMMITMENTS In certain situations, the Fund has entered into offsetting transactions for outstanding forward commitments prior to settlement of the obligation. In doing so, the Fund realizes a gain or loss on the transactions at the time the forward commitment is closed. Risk may result due to the potential inability of counterparties to meet the terms of their contracts. At March 31, 2000, the Fund has a net realized gain on closed but unsettled forward currency contracts of $80,625 scheduled to settle on May 31, 2000.

E. INVERSE FLOATING SECURITY These instruments have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

F. INTEREST ONLY/PRINCIPAL ONLY SECURITIES A Mortgage-Backed Security or U.S. Treasury Obligation may be stripped to create an Interest Only (IO) security and a Principal Only (PO) security. An IO represents ownership in the cash flows of the interest payments or coupon payments made. The cash flow from an IO instrument decreases as the borrower repays the principal balance. Conversely, a PO represents ownership in the cash flows of the principal payments made. A PO created from a U.S. Treasury Obligation becomes a zero coupon bond. The cash flow on a PO instrument increases as the borrowers repay the principal balance. These instruments are typically used to manage interest rate exposure in the fund's portfolio.

6. MORTGAGE-BACKED SECURITIES

A Mortgage-Backed Security (MBS) is a pass-through security created by pooling mortgages and selling participations in the principal and interest payments

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

received from borrowers. Most of these securities are guaranteed by federally sponsored agencies such as Federal National Mortgage Association (FNMA).

    A REMIC (Real Estate Mortgage Investment Conduit) is a bond which is collateralized by a pool of MBS's. These MBS pools are divided into classes or tranches with each class having its own characteristics.

7. ASSET-BACKED SECURITIES

An Asset-Backed Security (ABS) is a security collateralized by assets such as installment loans, leases, mortgage loans, receivables or other kinds of assets that are issued independently of the originator.

8. BANK LOAN PARTICIPATIONS

The Fund invests in participation interests of loans to foreign entities. When the Fund purchases a participation of a foreign loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes credit risk for the borrower, selling participant or other persons positioned between the Fund and the borrower.

9. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the year ended March 31, 2000, are payments retained by Van Kampen of approximately $428,500.

10. BORROWINGS

In accordance with its investment policies, the Fund may borrow money from banks or enter into reverse repurchase agreements or dollar rolls for investment purposes in an amount up to 33.3% of its total assets.

    The Fund has entered into a $45,000,000 revolving credit agreement which expires on May 31, 2000. Interest is charged under the agreement at a rate of
 .425% above the federal funds rate. The interest rate in effect at March 31, 2000, was 6.7375%. An annual facility fee of .075% is charged on the maximum facility of this line of credit.

NOTES TO
FINANCIAL STATEMENTS

March 31, 2000

    The Fund has entered into reverse repurchase agreements with Warburg Dillon Read LLC, under which the Fund sells securities and agrees to repurchase them on April 1, 2000 at a mutually agreed upon price. For the year ended March 31, 2000, the average interest rate in effect for reverse repurchase agreements was 4.6300%.

    The average daily balance of bank borrowings and reverse repurchase agreements for the year ended March 31, 2000, was approximately $35,782,000 with an average interest rate of 5.49%.

    At March 31, 2000, these agreements represented 24.0% of the Fund's total assets.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Van Kampen Strategic Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen Strategic Income Fund (the "Fund") at March 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets and the financial highlights for each of the periods ended on or prior to March 31, 1999 were audited by other independent accountants whose report dated May 6, 1999 expressed an unqualified opinion thereon.

PRICEWATERHOUSECOOPERS LLP
Chicago, Illinois
May 5, 2000

                                       VAN KAMPEN FUNDS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth*
   Mid Cap Growth
   Pace
   Small Cap Value
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Strategic Income
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and ongoing expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at 1-800-341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  Central time. Telecommunications
  Device for the Deaf users, call
  1-800-421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN STRATEGIC INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*(1)
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

PETER W. HEGEL*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

PRICEWATERHOUSECOOPERS LLP
200 E. Randolph Drive
Chicago, Illinois 60601

(1) Appointed Executive Vice President and Chief Investment Officer effective April 3, 2000.

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After August 31, 2000, the report must be accompanied by a quarterly performance update, if applicable.

RESULTS OF
SHAREHOLDER VOTES

A Joint Special Meeting of Shareholders of the Fund was held on December 15, 1999, where shareholders voted on the election of trustees and the selection of independent public accountants.

1) With regard to the election of the following trustees by shareholders:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
J. Miles Branagan......................................  6,274,665            103,941
Jerry D. Choate........................................  6,267,191            111,416
Linda Hutton Heagy.....................................  6,274,405            104,202
R. Craig Kennedy.......................................  6,274,665            103,941
Mitchell M. Merin......................................  6,270,500            108,107
Jack E. Nelson.........................................  6,282,999             95,608
Richard F. Powers, III.................................  6,270,674            107,932
Phillip B. Rooney......................................  6,274,665            103,941
Fernando Sisto.........................................  6,271,155            107,451
Wayne W. Whalen........................................  6,274,665            103,941
Suzanne H. Woolsey.....................................  6,267,191            111,416
Paul G. Yovovich*......................................  6,274,665            103,941

* Effective April 14, 2000, Paul G. Yovovich resigned from the Board of
  Trustees.

2) With regard to the ratification of KPMG LLP as independent public accountants for the Fund, 6,202,246 shares voted for the proposal, 32,475 shares voted against the proposal and 143,885 shares abstained.**

** KPMG LLP has ceased being the Fund's independent accountants effective April 14, 2000. The cessation of the client-auditor relationship between the Fund and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Fund's investment adviser.